SUB-ITEM 77C


              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS


                             AIM EQUITY FUNDS, INC.


A Special Meeting of Shareholders of AIM Equity Funds, Inc. (the "Company"), was held on May 3, 2000. With respect to certain proposals for certain Funds the meeting was adjourned until May 31, 2000 to permit further solicitation and again until June 16, 2000 to permit further solicitation..

At such meeting, shareholders of AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund (the "Funds"), each a series portfolio of the Company were asked to:

1. Elect ten directors, each of whom will serve until his or her successor is elected and qualified.
2. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.
3.       Approve a new Master Investment Advisory Agreement with
         A I M Advisors, Inc.
4. Approve changing the fundamental investment restrictions of AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Large Cap Growth Fund and AIM Weingarten Fund.
5. Approve changing the investment objectives of AIM Blue Chip Fund and AIM Capital Development Fund so that they are non-fundamental.
6. Approve changing the investment objectives of AIM Aggressive Growth Fund and making it non-fundamental.
7. Ratify the selection of KPMG LLP as independent accountants for each of the Funds for the fiscal year ending in 2000.

For a more detailed description of the proposals that were submitted to the shareholders, please see the attached proxy statement (attached hereto as Attachment A). The shareholders approved all proposals by the following vote:

Proposal 1:    Election of Directors  (all Funds) - May 3, 2000 meeting


                                                               Withholding
                                              For:               Authority:
                                              ----              -----------

     Charles T. Bauer                     880,499,527           21,899,315
     Bruce L. Crockett                    880,943,079           21,455,763
     Owen Daly II                         880,468,204           21,930,638
     Edward K. Dunn, Jr.                  880,922,500           21,476,342
     Jack M. Fields                       880,960,800           21,438,042
     Carl Frischling                      880,836,332           21,562,510
     Robert H. Graham                     880,965,547           21,433,295
     Prema Mathai-Davis                   880,635,296           21,763,546
     Lewis F. Pennock                     880,899,481           21,499,361
     Louis S. Sklar                       880,825,241           21,573,601

Proposal 2:   Approval of an Agreement and Plan of Reorganization to Reorganize
the Company as a Delaware Business Trust (all Funds) - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

                                   610,634,359     17,637,580     34,821,760

Proposal 2:   Approval of an Agreement and Plan of Reorganization to Reorganize
the Company as a Delaware Business Trust (all Funds) - May 31, 2000 meeting


                                       For:         Against:       Abstain:
                                       ----         --------       --------

                                   771,237,475*    25,045,711*    47,229,726*

Proposal 2:   Approval of an Agreement and Plan of Reorganization to Reorganize
the Company as a Delaware Business Trust (all Funds) - June 16, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

                                   824,680,935**   26,389,312**   49,972,667**

Proposal 3:   Approval of a New Investment Advisory Agreement - May 3, 2000
meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,913,822        645,637      1,127,959
AIM Blue Chip Fund                  35,936,451        984,206      2,183,514
AIM Capital Development Fund        22,604,659        963,804      1,454,500
AIM Charter Fund                   198,072,354      4,443,810     11,697,879
AIM Constellation Fund             148,815,037      3,775,840      8,227,637
AIM Dent Demographic Trends Fund    23,804,101        417,131      1,514,100
AIM Large Cap Basic Value Fund         109,729            -0-            -0-
AIM Large Cap Growth Fund            1,170,472          5,739         38,290
AIM Mid Cap Growth Fund              2,583,274         17,010        112,881
AIM Weingarten Fund                155,905,942      4,347,529      9,220,387

----------------------
* Reflects votes cast at the May 3, 2000 meeting and the May 31, 2000 meeting. ** Reflects votes cast at the May 3, 2000, May 31, 2000 and June 16, 2000 meetings.

Proposal 3:   Approval of a New Investment Advisory Agreement - May 31, 2000
meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  46,153,445*     1,210,832*     3,072,034*
AIM Capital Development Fund        28,863,939*     1,113,805*     2,005,087*
AIM Constellation Fund             207,567,563*     4,837,946*    11,379,962*


Proposal 4(a):   Change to or Addition of Fundamental Restriction on Issuer
Diversification - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,622,968        835,109      1,229,341
AIM Blue Chip Fund                  35,430,549      1,258,476      2,415,146
AIM Capital Development Fund        22,311,599      1,104,834      1,606,530
AIM Charter Fund                   195,535,393      5,769,173     12,909,477
AIM Constellation Fund             146,725,898      4,748,423      9,344,193
AIM Large Cap Growth Fund            1,157,860         17,524         39,117
AIM Weingarten Fund                153,412,321      5,687,335     10,374,202

Proposal 4(a):   Change to or Addition of Fundamental Restriction on Issuer
Diversification - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  45,338,448*     1,615,979*     3,481,884*
AIM Capital Development Fund        28,484,506*     1,300,736*     2,197,589*
AIM Constellation Fund             204,889,217*     6,178,168*    12,718,086*

Proposal 4(b):   Change to Fundamental Restriction on Borrowing Money and
Issuing Senior Securities - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,412,245      1,027,645      1,247,528
AIM Blue Chip Fund                  35,173,284      1,503,820      2,427,067
AIM Capital Development Fund        22,108,890      1,312,282      1,601,791
AIM Charter Fund                   194,465,238      6,896,446     12,852,359
AIM Constellation Fund             145,567,651      5,945,414      9,305,449
AIM Large Cap Growth Fund            1,158,373         17,722         38,406
AIM Weingarten Fund                152,109,119      6,958,091     10,406,648

Proposal 4(b):   Change to Fundamental Restriction on Borrowing Money and
Issuing Senior Securities - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  45,039,208*     1,874,063*     3,523,040*
AIM Capital Development Fund        28,256,623*     1,536,393*     2,189,815*
AIM Constellation Fund             203,431,254*     7,697,924*    12,656,293*

----------------------
* Reflects votes cast at the May 3, 2000 meeting and the May 31, 2000 meeting.

Proposal 4(c):   Change to Fundamental Restriction on Underwriting Securities -
May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,527,927        918,343      1,241,148
AIM Blue Chip Fund                  35,300,651      1,367,133      2,436,387
AIM Capital Development Fund        22,223,673      1,170,851      1,628,439
AIM Charter Fund                   195,049,790      6,189,440     12,974,813
AIM Constellation Fund             146,308,708      5,185,210      9,324,596
AIM Large Cap Growth Fund           1,165,609          10,486         38,406
AIM Weingarten Fund                152,857,994      6,166,325     10,449,539

Proposal 4(c):   Change to Fundamental Restriction on Underwriting Securities -
May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  45,201,107*     1,731,636*     3,503,568*
AIM Capital Development Fund        28,389,523*     1,367,167*     2,226,141*
AIM Constellation Fund             204,289,667*     6,800,691*    12,695,113*

Proposal 4(d):   Change to Fundamental Restriction on Industry Concentration -
May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,593,577        862,577      1,231,264
AIM Blue Chip Fund                  35,367,402      1,321,404      2,415,365
AIM Capital Development Fund        22,570,129        857,070      1,595,764
AIM Charter Fund                   195,332,446      5,942,292     12,939,305
AIM Constellation Fund             146,629,854      4,935,728      9,252,932
AIM Large Cap Growth Fund           1,158,956          16,976         38,569
AIM Weingarten Fund                153,163,387      5,866,440     10,444,031

Proposal 4(d):   Change to Fundamental Restriction on Industry Concentration -
May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  45,280,043*     1,656,097*     3,500,171*
AIM Capital Development Fund        28,746,844*     1,048,484*     2,187,503*
AIM Constellation Fund             204,842,375*     6,345,147*    12,597,949*









----------------------
* Reflects votes cast at the May 3, 2000 meeting and the May 31, 2000 meeting.

Proposal 4(e):   Change to Fundamental Restriction on Purchasing or Selling
Real Estate - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,387,471      1,078,639      1,221,308
AIM Blue Chip Fund                  35,206,590      1,502,415      2,395,166
AIM Capital Development Fund        22,437,651      1,000,529      1,584,783
AIM Charter Fund                   194,631,850      6,712,959     12,869,234
AIM Constellation Fund             145,325,584      6,234,164      9,258,766
AIM Large Cap Growth Fund            1,156,296         19,810         38,395
AIM Weingarten Fund                151,949,770      7,144,793     10,379,295

Proposal 4(e):   Change to Fundamental Restriction on Purchasing or Selling
Real Estate - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  45,052,318*     1,889,303*     3,494,690*
AIM Capital Development Fund        28,612,144*     1,204,031*     2,166,656*
AIM Constellation Fund             203,254,575*     7,923,816*    12,607,080*

Proposal 4(f):   Change to Fundamental Restriction on Purchasing or Selling
Commodities - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,303,590      1,150,394      1,233,434
AIM Blue Chip Fund                  35,070,780      1,617,039      2,416,352
AIM Capital Development Fund        22,084,567      1,351,642      1,586,754
AIM Charter Fund                   194,133,929      7,236,966     12,843,148
AIM Constellation Fund             144,829,553      6,767,318      9,221,643
AIM Large Cap Growth Fund            1,155,457         19,635         39,409
AIM Weingarten Fund                151,419,855      7,670,579     10,383,424

Proposal 4(f):   Change to Fundamental Restriction on Purchasing or Selling
Commodities - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  44,925,195*     2,004,745*     3,506,371*
AIM Capital Development Fund        28,250,490*     1,573,627*     2,158,714*
AIM Constellation Fund             202,670,638*     8,560,026*    12,554,807*





----------------------
* Reflects votes cast at the May 3, 2000 meeting and the May 31, 2000 meeting.

Proposal 4(g): Change in Fundamental Restriction on Making Loans - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,303,848      1,140,070      1,243,500
AIM Blue Chip Fund                  35,033,916      1,657,296      2,412,959
AIM Capital Development Fund        22,006,124      1,404,496      1,612,343
AIM Charter Fund                   193,797,885      7,364,819     13,051,339
AIM Constellation Fund             144,381,770      7,183,646      9,253,098
AIM Large Cap Growth Fund            1,156,709         19,627         38,165
AIM Weingarten Fund                151,520,720      7,583,526     10,369,612

Proposal 4(g):   Change in Fundamental Restriction on Making Loans -
May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  44,885,518*     2,049,332*     3,501,461*
AIM Capital Development Fund        28,139,564*     1,639,711*     2,203,556*
AIM Constellation Fund             202,080,016*     9,088,427*    12,617,028*

Proposal 4(h):   Approval of a New Fundamental Investment Restriction on
Investing all of each Fund's Assets in an Open-End Fund - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,349,209      1,086,968      1,251,241
AIM Blue Chip Fund                  35,210,923      1,440,106      2,453,142
AIM Capital Development Fund        22,132,653      1,279,053      1,611,257
AIM Charter Fund                   194,572,382      6,731,052     12,910,609
AIM Constellation Fund             143,819,821      7,611,875      9,386,818
AIM Large Cap Growth Fund            1,155,207         19,747         39,547
AIM Weingarten Fund                151,798,097      7,213,173     10,462,588

Proposal 4(h):   Approval of a New Fundamental Investment Restriction on
Investing all of each Fund's Assets in an Open-End Fund - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  45,110,880*     1,774,086*     3,551,345*
AIM Capital Development Fund        28,290,484*     1,477,235*     2,215,112*
AIM Constellation Fund             201,812,739*     9,181,293*    12,791,439*







----------------------
* Reflects votes cast at the May 3, 2000 meeting and the May 31, 2000 meeting.

Proposal 4(i):   Elimination of Fundamental Restriction on Margin
Transactions - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,102,255      1,325,986      1,259,177
AIM Blue Chip Fund                  34,643,270      1,990,249      2,470,652
AIM Capital Development Fund        22,150,879      1,260,929      1,611,155
AIM Charter Fund                   191,833,892      9,274,126     13,106,025
AIM Large Cap Growth Fund            1,152,468         24,708         37,325
AIM Weingarten Fund                149,576,371      9,393,604     10,503,883

Proposal 4(i):   Elimination of Fundamental Restriction on Margin
Transactions - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  44,364,534*     2,487,563*     3,584,214*
AIM Capital Development Fund        28,224,912*     1,560,376*     2,197,543*

Proposal 4(j):   Elimination of Fundamental Restriction on Short Sales of
Securities - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          22,248,341      1,206,860      1,232,217
AIM Blue Chip Fund                  34,820,376      1,848,047      2,435,748
AIM Capital Development Fund        22,241,343      1,179,598      1,602,022
AIM Charter Fund                   192,813,406      8,434,283     12,966,354

Proposal 4(j):   Elimination of Fundamental Restriction on Short Sales of
Securities - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  44,583,176*     2,318,367*     3,534,768*
AIM Capital Development Fund        28,349,294*     1,448,502*     2,185,035*

Proposal 4(k):   Elimination of Fundamental Restriction on Investing for the
Purpose of Control - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Charter Fund                   193,458,648      7,690,442      13,064,953
AIM Constellation Fund             145,888,753      5,810,782       9,118,979
AIM Weingarten Fund                152,446,648      6,906,673      10,120,537





----------------------
* Reflects votes cast at the May 3, 2000 meeting and the May 31, 2000 meeting.

Proposal 4(k):   Elimination of Fundamental Restriction on Investing for the
Purpose of Control - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Constellation Fund             203,831,333*     7,497,035*    12,457,103*

Proposal 4(l):   Elimination of Fundamental Restriction on Purchasing Securities
of Issuers in which Officers and Directors of the Company and its Affiliates own Securities - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Charter Fund                   192,351,448      8,842,141     13,020,454

Proposal 4(m):   Elimination of Fundamental Restriction on Transactions with
Officers and Directors of Charter in Securities Other than Capital Stock of Charter - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Charter Fund                   192,342,732      8,746,755     13,124,556

Proposal 5:   Changing the Investment Objectives of Blue Chip and Capital
Development so that they are Non-Fundamental - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  34,615,646      2,135,159      2,353,366
AIM Capital Development Fund        22,056,687      1,390,672      1,575,604

Proposal 5:   Changing the Investment Objectives of Blue Chip and Capital
Development so that they are Non-Fundamental - May 31, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Blue Chip Fund                  44,341,718*     2,628,563*     3,466,030*
AIM Capital Development Fund        28,111,542*     1,701,205*     2,170,084*

Proposal 6:   Changing the Investment Objective of Aggressive Growth and
Making it Non-Fundamental - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          21,912,856      1,597,265      1,177,297





----------------------
* Reflects votes cast at the May 3, 2000 meeting and the May 31, 2000 meeting.

Proposal 7:   Ratification of Selection of KPMG LLP as Independent
Accountants - May 3, 2000 meeting

                                       For:         Against:       Abstain:
                                       ----         --------       --------

AIM Aggressive Growth Fund          29,804,738        281,188        987,862
AIM Blue Chip Fund                  51,298,680        473,215      2,062,739
AIM Capital Development Fund        35,428,935        387,543      1,328,632
AIM Charter Fund                   249,488,386      1,958,184     10,023,692
AIM Constellation Fund             252,917,796      1,877,459      6,745,325
AIM Dent Demographic Trends Fund    33,769,691        228,182      1,302,886
AIM Large Cap Basic Value Fund         109,729            -0-            -0-
AIM Large Cap Growth Fund            1,305,291         14,401         33,365
AIM Mid Cap Growth Fund              3,027,211          7,624        101,076
AIM Weingarten Fund                207,451,687      2,065,807      7,917,513

                                                                   ATTACHMENT A

                             AIM EQUITY FUNDS, INC.

                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                         AIM LARGE CAP BASIC VALUE FUND
                           AIM LARGE CAP GROWTH FUND
                            AIM MID CAP GROWTH FUND
                              AIM WEINGARTEN FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     AIM Equity Funds, Inc. (the company) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the company's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The company, a Maryland corporation, consists of the following series portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund. This proxy statement relates to all of these series portfolios except for AIM Emerging Growth Fund (together, the funds).

     The purposes of the meeting are as follows:

(1) To elect ten directors, each of whom will serve until his or her successor is elected and qualified.

(2) To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To approve changing the fundamental investment restrictions of AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Large Cap Growth Fund and AIM Weingarten Fund.

(5) To approve changing the investment objectives of AIM Blue Chip Fund and AIM Capital Development Fund so that they are non-fundamental.

(6) To approve changing the investment objective of AIM Aggressive Growth Fund and making it non-fundamental.

(7) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

(8) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of a fund as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary

March 9, 2000

                             AIM EQUITY FUNDS, INC.

                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                         AIM LARGE CAP BASIC VALUE FUND
                           AIM LARGE CAP GROWTH FUND
                            AIM MID CAP GROWTH FUND
                              AIM WEINGARTEN FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                              DATED MARCH 9, 2000

--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Directors (the Board) of AIM Equity Funds, Inc. (the company) is sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the ten separate series portfolios of the company listed above (together, the funds). The company has an eleventh series portfolio, AIM Emerging Growth Fund, that had no outstanding shares on the record date. The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the company (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the company's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:

                PROPOSAL                                 AFFECTED FUNDS
                --------                                 --------------
1. Electing directors                                       All funds
2. Approving an Agreement and Plan of                       All funds
   Reorganization, under which the
   company will reorganize as a Delaware
   business trust
3. Approving a new advisory agreement                       All funds
   with A I M Advisors, Inc.
4. Changing the funds' fundamental           AIM Aggressive Growth Fund (Aggressive
   investment restrictions                  Growth), AIM Blue Chip Fund (Blue Chip),
                                              AIM Capital Development Fund (Capital
                                            Development), AIM Charter Fund (Charter),
                                             AIM Constellation Fund (Constellation),
                                              AIM Large Cap Growth Fund (Large Cap
                                                 Growth) and AIM Weingarten Fund
                                                          (Weingarten)
5. Changing the investment objectives of        Blue Chip and Capital Development
   Blue Chip and Capital Development so
   that they are non-fundamental
6. Changing the investment objective of                 Aggressive Growth
   Aggressive Growth and making it non-
   fundamental
7. Ratifying the Board's selection of                       All funds
   independent accountants
8. Considering other matters                                All funds

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 9, 2000 to all shareholders entitled to vote. Shareholders who owned shares of common stock of any class of a fund at the close of business on February 18, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each fund is in Appendix A. Each share of common stock of a fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that fund (a fractional share has a fractional vote).

     Only shareholders of the funds are voting on Proposals 1 through 8 because there were no shareholders of AIM Emerging Growth Fund on the record date.

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham, Gary T. Crum and Lewis F. Pennock as proxies. If you properly fill in your proxy card and send it to the company in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 7 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the company's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone if you are contacted by Shareholder Communications Corporation.

  Voting on the Internet

     Shareholders of Class A, Class B and Class C shares of the funds may also vote their shares on the Internet at the funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast thirty percent (30%) of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Charter of the company requires the separate approval of one or more classes or series of the capital stock of the company, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 7 (election of directors and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4, 5, 6 or 8 (approving an Agreement and Plan of Reorganization for your fund's company, approving a new advisory agreement for your fund, changing your fund's investment restrictions, making the investment objectives of Blue Chip and Capital Development non-fundamental, changing the investment objective of Aggressive Growth and making it non-fundamental, and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4, 5, 6 or 8 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election of directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding shares of the company entitled to vote at the meeting is required to approve the Agreement and Plan of Reorganization to reorganize the company as a Delaware business trust (Proposal
2). Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposal 2.

     The affirmative vote of a majority of the outstanding voting securities of each applicable fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

     - approve the funds' new advisory agreement (Proposal 3);

     - approve new fundamental investment restrictions for Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten (Proposal 4);

     - make non-fundamental the investment objective of Blue Chip and Capital Development (Proposal 5); and

     - change the investment objective of Aggressive Growth and make it non-fundamental (Proposal 6).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 3 through 6.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 7). For Proposal 7, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR BY CALLING 1-800-347-4246 (OR
1-800-659-1005 FOR CHARTER, CONSTELLATION AND WEINGARTEN, INSTITUTIONAL CLASS SHAREHOLDERS).

                       PROPOSAL 1:  ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF DIRECTORS?

     Proposal 1 applies to all shareholders of all funds.

WHO ARE THE NOMINEES FOR DIRECTOR?

     For election of directors at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as director until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the directors who are not interested persons of the company, as defined in the 1940 Act (the independent directors), may recommend.

     All of the nominees presently are directors of the company. The nominees serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee and officer of other open-end and closed-end management investment companies managed or advised by AIM. No director or nominee is a party adverse to the company or any of its affiliates in any material pending legal proceedings, nor does any director or nominee have an interest materially adverse to the company.

     The following table sets forth information concerning the nominees:

                                                       PRINCIPAL OCCUPATION DURING PAST
NAME, ADDRESS AND AGE               DIRECTOR SINCE                 5 YEARS
---------------------             ------------------   --------------------------------
+*Charles T. Bauer (81)           May 20, 1988         Director and Chairman, A I M
11 Greenway Plaza                                      Management Group Inc.; A I M
Suite 100                                              Advisors, Inc., A I M Capital
Houston, TX 77046-1173                                 Management, Inc.; A I M
                                                       Distributors, Inc.; A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and
                                                       Executive Vice Chairman and
                                                       Director, AMVESCAP PLC.
+Bruce L. Crockett (55)           October 4, 1993      Director, ACE Limited (insurance
906 Frome Lane                                         company). Formerly, Director,
McLean, VA 22102                                       President and Chief Executive
                                                       Officer, COMSAT Corporation; and
                                                       Chairman, Board of Governors of
                                                       INTELSAT (international
                                                       communications company).
Owen Daly II (75)                 May 24, 1988         Formerly, Director, Cortland
Six Blythewood Road                                    Trust Inc. (investment company),
Baltimore, MD 21210                                    CF & I Steel Corp., Monumental
                                                       Life Insurance Company and
                                                       Monumental General Insurance
                                                       Company; and Chairman of the
                                                       Board of Equitable
                                                       Bancorporation.
Edward K. Dunn, Jr. (64)          March 10, 1998       Chairman of the Board of
2 Hopkins Plaza                                        Directors, Mercantile Mortgage
8th Floor, Suite 805                                   Corporation. Formerly, Vice
Baltimore, MD 21201                                    Chairman of the Board of
                                                       Directors and President and
                                                       Chief Operating Officer,
                                                       Mercantile-Safe Deposit & Trust
                                                       Co.; and President, Mercantile
                                                       Bankshares.
Jack M. Fields (48)               March 11, 1997       Chief Executive Officer, Texana
Jetero Plaza, Suite E                                  Global, Inc. (foreign trading
8810 Will Clayton Parkway                              company) and Twenty First
Humble, TX 77338                                       Century Group, Inc. (a
                                                       governmental affairs company);
                                                       and Director, Telscape
                                                       International and Administaff.
                                                       Formerly, Member of the U.S.
                                                       House of Representatives.

+ Does not include years of service as a director or trustee of any predecessor funds.

* Mr. Bauer is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

                                                       PRINCIPAL OCCUPATION DURING PAST
NAME, ADDRESS AND AGE               DIRECTOR SINCE                 5 YEARS
---------------------             ------------------   --------------------------------
**Carl Frischling (63)            May 24, 1988         Partner, Kramer Levin Naftalis &
919 Third Avenue                                       Frankel LLP (law firm). Formerly
New York, NY 10022                                     Partner, Reid & Priest (law
                                                       firm).
***Robert H. Graham (53)          May 10, 1994         Director, President and Chief
11 Greenway Plaza                                      Executive Officer, A I M
Suite 100                                              Management Group Inc.; Director
Houston, TX 77046-1173                                 and President, A I M Advisors,
                                                       Inc.; Director and Senior Vice
                                                       President, A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and Director
                                                       and Chief Executive Officer,
                                                       Managed Products, AMVESCAP PLC.
Prema Mathai-Davis (49)           September 10, 1998   Chief Executive Officer, YWCA of
350 Fifth Avenue, Suite 301                            the U.S.A.
New York, NY 10118
+Lewis F. Pennock (57)            May 24, 1988         Partner, Pennock & Cooper (law
6363 Woodway, Suite 825                                firm).
Houston, TX 77057
Louis S. Sklar (60)               September 27, 1989   Executive Vice President,
The Williams Tower                                     Development and Operations,
50th Floor                                             Hines Interests Limited
2800 Post Oak Boulevard                                Partnership (real estate
Houston, TX 77056                                      development).

+ Does not include years of service as a director or trustee of any predecessor funds.

** Mr. Frischling is an interested person of the company, as defined in the 1940 Act, primarily because of payments received by his law firm from the company for services to the independent directors of the company.

*** Mr. Graham is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the company for these services and the overall level of the funds' operating expenses.

WHY ARE DIRECTORS BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, seven of the company's ten directors have been elected by shareholders. As directors retire, resign or otherwise cease their service as directors in the future, the company may be unable to fill the vacancies created by such action because three of the company's ten directors have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when directors cease their service as directors, and in light of the fact that only seven of the company's directors have been elected by shareholders, the Board believes it is appropriate for shareholders to elect directors at the present time.

HOW LONG CAN DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent director may continue to serve as a director until December 31 of the year in which the director turns 72. Independent directors who were age 65 or older and serving on the board of one or more of the AIM funds when the policy was initially adopted in 1992 may continue to serve until December 31 of the year in which the director turns 75. A director of the company may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the company at any time. A majority of the Board may extend from time to time the retirement date of a director. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the funds' investment performance on an individual basis with the funds' respective managers;

     - reviewing the quality of the various other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for:

     - increasing or decreasing the aggregate number of shares of any class of the company's common stock by classifying and reclassifying the company's authorized but unissued shares of common stock, up to the company's authorized capital;

     - fixing the terms of such classified or reclassified shares of common stock; and

     - issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable fund's prospectus, up to the company's authorized capital.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent directors as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent directors; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended October 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 5 meetings. The Capitalization Committee did not meet. All of the current directors and Committee members then serving attended at least 75% of the meetings of the

Board and applicable Committees, if any, held during the fiscal year ended October 31, 1999.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each director who is not also an officer of the company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of all of the other AIM funds. Each such director receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director:

                                   AGGREGATE       RETIREMENT        TOTAL
                                  COMPENSATION      BENEFITS      COMPENSATION
                                    FROM THE     ACCRUED BY ALL     FROM ALL
DIRECTOR                           COMPANY(1)     AIM FUNDS(2)    AIM FUNDS(3)
--------                          ------------   --------------   ------------
Charles T. Bauer................    $     0         $      0        $      0
Bruce L. Crockett...............     24,660           37,485         103,500
Owen Daly II....................     24,660          122,898         103,500
Edward K. Dunn Jr. .............     24,659                0         103,500
Jack M. Fields..................     24,169           15,826         101,500
Carl Frischling(4)..............     24,541           97,791         103,500
Robert H. Graham................          0                0               0
John F. Kroeger(5)..............          0          107,896               0
Prema Mathai-Davis..............     24,659                0         101,500
Lewis F. Pennock................     24,541           45,766         103,500
Ian W. Robinson(6)..............     10,014           94,442          25,000
Louis S. Sklar..................     24,541           90,232         101,500

(1) The total amount of compensation deferred by all directors of the company during the fiscal year ended October 31, 1999, including earnings thereon, was $159,484.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the company in respect of such retirement benefits was $215,041. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(3) Each director serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, the company paid $94,929 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the company.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date, he became a consultant to the company. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/ Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

     A I M Management Group Inc. (AIM Management) has requested proposals from real estate development firms in the greater Houston area in connection with exploring possible options upon the expiration of the lease of AIM Management's current office space on December 31, 2003. Mr. Sklar is employed by Hines Interests Limited Partnership (Hines). Two of Hines' affiliates, Hines Corporate Properties, LLC and Sugarland Properties Incorporated (collectively, Hines Affiliates), have each submitted office space proposals to AIM Management for evaluation. Mr. Sklar would have an indirect financial interest, and may have a direct equity interest, in these proposals. Since the Hines Affiliates' proposals are among many being evaluated by AIM Management, it is not currently possible to determine the extent of any such interest, or to determine whether AIM Management will proceed with negotiations with Hines Affiliates on any specific proposal.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/ Trustees, each director (who is not an employee of any of the AIM funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a director becomes eligible to retire and to receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible director is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                     ANNUAL
                                   RETIREMENT
                                  COMPENSATION
                                  PAID BY ALL
   NUMBER OF YEARS OF SERVICE      APPLICABLE
 WITH THE APPLICABLE AIM FUNDS     AIM FUNDS
 -----------------------------    ------------
10..............................    $67,500
 9..............................    $60,750
 8..............................    $54,000
 7..............................    $47,250
 6..............................    $40,500
 5..............................    $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring directors) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring director's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the company and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The company does not pay its officers for the services they provide to the company. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 2:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION TO REORGANIZE
                    THE COMPANY AS A DELAWARE BUSINESS TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The company currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the plan), which provides for a series of transactions to convert each fund of the company (a current fund) to a corresponding series (a new fund) of a newly created open-end management investment company organized as a business trust (the trust) under the Delaware Business Trust Act. Under the plan, each current fund will transfer all its assets to a corresponding new fund in exchange solely for voting shares of beneficial interest in the new fund and the new fund's assumption of all the current fund's liabilities (collectively, the reorganization). A form of the plan relating to the proposed reorganization is in Appendix B. If Proposal 2 is not approved by the shareholders, the company will continue to operate as a Maryland corporation.

     The reorganization is being proposed primarily to provide the company with greater flexibility in conducting its business operations. The operations of each new fund following the reorganization will be substantially similar to those of its predecessor current fund, except that each new fund's advisory agreement will conform to the changes proposed in Proposal 3, to the extent Proposal 3 is approved; the fundamental investment restrictions for new Aggressive Growth, new Blue Chip, new Capital Development, new Charter, new Constellation, new Large Cap Growth and new Weingarten will conform to the changes proposed in Proposal 4, to the extent that Proposal 4 is approved; the investment objectives for new Blue Chip and new Capital Development will be made non-fundamental as proposed in Proposal 5, if Proposal 5 is approved; and the investment objective of new Aggressive Growth will be changed and made non-fundamental as proposed in Proposal 6, if Proposal 6 is approved. Finally, as described below, the trust's Agreement and Declaration of Trust differs from the company's Charter in certain respects that are expected to improve the company's and each fund's operations.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

     The reorganization is being proposed because, as noted above, AIM and the Board believe that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by mutual funds, including many AIM funds.

     The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware business trust is subject to fewer statutory requirements. The trust will be governed primarily by the terms of an Agreement and Declaration of Trust (trust instrument). In particular, the trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporation law, amendments to the company's Charter would typically require shareholder approval. Under Delaware law, unless the trust instrument of a Delaware business trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware business trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware business trust's domicile or organizational form. In contrast, under Maryland corporation law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The reorganization will also have certain other effects on the company, its shareholders and management, which are described below under the heading "How Will the Trust Compare to the Company?"

WHAT WILL THE PROPOSED REORGANIZATION INVOLVE?

     To accomplish the reorganization, the trust has been formed as a Delaware business trust pursuant to its trust instrument, and each new fund has been established as a series of the trust. On the closing date, each current fund will transfer all of its assets to the corresponding classes of the new fund in exchange solely for a number of full and fractional Class A, Class B, Class C and, if applicable, Institutional Class shares of the new fund equal to the number of full and fractional shares of common stock of the corresponding classes of the current fund then outstanding and the new fund's assumption of the current fund's liabilities. Immediately thereafter, each current fund will distribute those new fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the reorganization, each shareholder of each current fund will be the owner of full and fractional shares of the corresponding new fund equal in number and aggregate net asset value to the shares he or she held in the current fund.

     The obligations of the company and the trust under the plan are subject to various conditions stated therein. To provide against unforeseen events, the plan may be terminated or amended at any time prior to the closing of the reorganization by action of the Board, notwithstanding the approval of the plan by the shareholders of the company. However, no amendments may be made that would materially adversely affect the interests of shareholders of any current fund. The company and the trust may at any time waive compliance with any condition contained in the plan, provided that the waiver does not materially adversely affect the interests of shareholders of any current fund.

     The plan authorizes the company to acquire one share of each class of each new fund and, as the sole shareholder of the trust prior to the reorganization, to do each of the following:

     - Approve with respect to each new fund a new investment advisory agreement that will be substantially identical to that described in Proposal 3. Information on the new advisory agreement, including a description of the differences between it and the current advisory agreement, is set forth below under Proposal 3. A form of the new advisory agreement is in Appendix C. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve with respect to such fund an investment advisory agreement that is substantially identical to such fund's existing investment advisory agreement.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each new fund a new administrative services agreement with AIM that will be substantially identical to the company's existing administrative services agreement with AIM, except for the changes described in Proposal 3. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve for such fund an administrative services agreement that is substantially identical to such fund's existing administrative services agreement.

     - Approve with respect to new Charter, new Constellation and new Weingarten a new sub-advisory agreement that will be substantially identical to such funds' existing sub-advisory agreement.

     - Approve with respect to new AIM Dent Demographic Trends Fund (Demographic Trends) a new sub-advisory agreement that will be substantially identical to such fund's existing sub-advisory agreement.

     - Approve with respect to each new fund new distribution agreements with A I M Distributors, Inc. or Fund Management Company, as applicable. The proposed distribution agreements will provide for substantially the same distribution services as currently provided by A I M Distributors, Inc. or Fund Management Company, as applicable.

     - Approve a new distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each retail class of each new fund that will be substantially identical to the corresponding current fund's existing distribution plan for that class.

     - Approve with respect to each new fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding current fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding current fund.

     - Elect the directors of the company as the trustees of the trust to serve without limit in time, except as they may resign or be removed by action of the trust's trustees or shareholders, and except as they retire in accordance with the trust's retirement policy for trustees. The trust's retirement policy for trustees is substantially identical to the company's retirement policy for directors.

     - Ratify the selection of KPMG LLP, the accountants for each current fund, as the independent public accountants for each new fund.

     - Approve such other agreements and plans as are necessary for each new fund's operation as a series of an open-end management investment company.

     The trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each new fund. Such accounts will be identical in all respects to the accounts currently maintained by the company's transfer agent for each shareholder of the current funds. Shares held in the current fund accounts will automatically be designated as shares of the new funds. Certificates for current fund shares issued before the reorganization will represent shares of the corresponding new fund after the reorganization. The trust will not normally issue share certificates. Any account options or privileges on accounts of shareholders under the current funds will be replicated on the new fund account.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     The company and the trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the current funds, the new funds and the shareholders of the new funds will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Shareholders of the current funds should consult their tax advisers regarding the effect, if any, of the reorganization in light of their individual circumstances and as to state and local consequences, if any, of the reorganization.

WILL I HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the current funds or the new funds, as the case may be, at any time before or after the reorganization.

HOW WILL THE TRUST COMPARE TO THE COMPANY?

  Structure of the Trust

     The trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The trust has established series corresponding to and having identical designations as the series portfolios of the company. The trust has also established classes with respect to each new fund corresponding to and having identical designations as the classes of each current fund. Each new fund will have the same investment objectives, policies, and restrictions as its predecessor current fund, except that the new funds' fundamental restrictions, investment objectives, and fundamental policies will conform to the changes proposed in Proposals 4 through 6 (assuming approval of each of these Proposals by the shareholders). If any of Proposals 4 through 6 are not approved by shareholders, the new funds affected by the non-approval will continue to be subject to the corresponding current funds' existing fundamental restrictions, investment objectives, and fundamental policies, as applicable. The trust's fiscal year is the same as that of the company. The trust will not have any operations prior to the reorganization. Initially, the company will be the sole shareholder of the trust.

     As a Delaware business trust, the trust's operations are governed by its trust instrument and Bylaws and applicable Delaware law rather than by the company's Charter and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees and Officers of the Trust

     Subject to the provisions of the trust instrument, the business of the trust will be managed by its trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees are substantially the same as those of the directors of the company.

     The trustees of the trust would be those persons elected at this meeting to serve as directors of the company. Information concerning the nominees for election as directors of the company, all of whom presently serve in such positions, is set above under Proposal 1. The current officers of the company, as well as certain AIM personnel, have been elected to serve as officers of the trust and the current officers of the company will perform the same functions on behalf of the trust following the reorganization that they now perform on behalf of the company.

  Shares of the Trust

     The beneficial interests in the new funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the trust to issue share certificates, although the trust, in its sole discretion, may issue them. The trustees have the power under the trust instrument to establish new series and classes of shares; the company's directors currently have a similar right. The trust instrument permits the trustees to issue an unlimited number of shares of each class and series. The company is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Each current fund except for Charter, Constellation and Weingarten currently has three classes of shares: Class A, Class B, and Class C. Charter, Constellation and Weingarten currently have these three classes of shares, and also have an Institutional Class. The trust has established for each new fund the classes that currently exist for its predecessor current fund. Except as discussed in this proxy statement, shares of each class of the new funds will have rights, privileges, and terms substantially similar to those of the corresponding class of the current funds.

  Shareholder Meeting Requirements

     Maryland law provides that a special meeting of shareholders shall be called upon the written request of shareholders holding 25% of the company's shares. The company's Amended and Restated Bylaws allow a special meeting of shareholders to be called upon the written request of shareholders holding 10% of the company's shares. The trust's Bylaws provide that a special meeting of shareholders for the purpose of voting on the removal of any trustee may be called by the holders of 10% or more of the outstanding shares of the trust.

     The trust, like the company, will operate as an open-end management investment company registered with the Securities and Exchange Commission (SEC) under the 1940 Act. As permitted by SEC rules, the trust will adopt as its own the registration statement of the company. Shareholders of the new funds therefore will have the power to vote at special meetings with respect to, among other things, changes in any fundamental investment objectives and the fundamental restrictions and policies of the new funds; approval of certain changes to investment advisory contracts and plans of distribution; and additional matters relating to the trust required by the 1940 Act.

  Shareholder Voting Rights

     Under Maryland law, shareholders of the company have the right to vote on the following matters: the substantive amendment or complete restatement of the company's Charter; generally, a consolidation, merger, or share exchange involving the company or a transfer of the company's assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the company.

     Shareholders of the trust will have only those voting rights that are explicitly set forth in the trust instrument. Under the trust instrument, shareholders of the trust have the right to vote on the following matters: the election or removal of trustees, provided that a meeting of shareholders has been called for that purpose; the termination of the trust or any fund or class, provided that a meeting of shareholders has been called for that purpose and unless there are fewer than 100 holders of record of the trust or such terminating fund or class; the sale of all or substantially all of the assets of the trust or any fund or class, unless the primary purpose of such sale is to change the trust's domicile or organizational form; under certain circumstances, the merger or consolidation of the trust or any fund or class with and into another company or with and into another fund or class of the trust; and the amendment of the section of the trust instrument that governs shareholders' voting rights.

  Removal of Directors and Trustees

     The company's Charter permits removal of a director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. Under the trust's trust instrument, a trustee may be removed by a written instrument, signed by at least two-thirds of the number of trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the trust's outstanding shares at a special meeting called for that purpose.

  Shareholders' Rights of Inspection

     Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of a current fund's outstanding shares of any class may inspect that current fund's books of account and stock ledger. Under the trust's trust instrument and Bylaws, new fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of any class of a new fund are permitted, upon written request, to inspect a list of the shareholders of that fund.

  Shareholder Liability

     Maryland law provides that a shareholder is not obligated to the company with respect to the stock held therein, except to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the company.

     Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the trust instrument disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the trust. The trust instrument provides for indemnification out of the property of a new fund for all losses and expenses of any shareholder of such new fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a new fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

  Liability of Directors and Trustees

     Under its Charter, the company limits the liability of and indemnifies its present and past directors and officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the company by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a director or officer of the company, Maryland law permits the company to indemnify the director or officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.

     The trust instrument provides indemnification for current and former trustees, officers, employees and agents of the trust to the fullest extent permitted by Delaware law, the trust's Bylaws and other applicable law. Trustees of the trust may be personally liable to the trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

  Amendment of Charter and Trust Instrument

     Under the company's Charter and Maryland law, the Charter may be amended upon (a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable and (b) approval of such resolution by the holders of a majority of the company's outstanding shares. The trust instrument may be amended by a majority of the trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that affects their voting rights, that reduces the indemnification provided to shareholders or former shareholders, that is required to have shareholder approval by law or by the trust's registration statement, or that is submitted to the shareholders by the trustees.
              ----------------------------------------------------

     The foregoing is only a summary of certain differences between and among the company's Charter and Amended and Restated Bylaws and Maryland law and the trust instrument and the trust's Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Amended and Restated Bylaws of the company, and of the trust instrument and the trust's Bylaws are available to shareholders without charge upon written request to the company or the trust.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     Assuming your approval of Proposal 2, the company currently contemplates that the reorganization will close on May 26, 2000. However, the reorganization may close on another date if circumstances warrant.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

          PROPOSAL 3:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the company for your fund. The Board is asking you to vote on this new agreement because the company may amend its advisory agreement only with shareholder approval. A form of the company's proposed Master Investment Advisory Agreement is in Appendix C. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a Proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix D. The current Master Investment Advisory Agreement, as amended, was executed, and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix D. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix E.

DO ANY OF THE COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox and Dana R. Sutton, all of whom are directors and/or executive officers of the company, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC. Additional information concerning these affiliations is in Appendix L.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to director and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. If, during any fiscal year, AIM has waived or reduced fees, AIM will retain its ability to be reimbursed for such fee waivers or reductions prior to the end of such fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a fund's detriment during the period stated in the agreement between AIM and the company. AIM may not change provisions in the current advisory agreement imposing expense limitations without shareholder approval.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each fund and the dollar amount of advisory fees (if any) waived by AIM for each fund for the fiscal period or year ended October 31, 1999, are in Appendix F.

CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?

     The current advisory agreement provides that AIM may delegate to a sub-advisor or sub-advisors certain of its obligations under the current advisory agreement. In accordance with this provision, AIM had entered into a sub-advisory agreement dated May 11, 1999 with H.S. Dent Advisors, Inc. ("Dent") with respect to Demographic Trends, pursuant to which the sub-advisor agreed to provide AIM with investment research and advisory services and analysis and recommendations on appropriate industry and sector allocations and weightings for the fund's investment portfolio based on demographic trends. All investment decisions and portfolio transactions remain the responsibility of AIM.

     In addition, AIM had entered into a sub-advisory agreement dated February 28, 1997 with AIM Capital Management, Inc. ("AIM Capital") with respect to Charter, Constellation and Weingarten, pursuant to which the sub-advisor agreed to provide AIM with investment research and advisory services for each fund.

     The sub-advisory agreement for Demographic Trends was approved by the initial sole shareholder of the fund on June 4, 1999 and was last approved by the Board of the company on May 11, 1999. Under the sub-advisory agreement, Dent is entitled to receive from AIM, a sub-advisory fee calculated at the following annual rates based upon the average daily net assets of Demographic Trends:
0.13% of the first $1 billion of average daily net assets; 0.10% of the average daily net assets over $1 billion, to and including $2 billion; and 0.07% of average daily net assets over $2 billion. During the fiscal year ended October 31, 1999, Dent received $97,327.58 in fees for its services to Demographic Trends.

     The sub-advisory agreement for Charter, Constellation and Weingarten was approved by the shareholders of the funds on February 7, 1997 and was last approved by the Board of the company on May 11, 1999. Under the sub-advisory agreement, AIM Capital is entitled to receive from AIM, an annual sub-advisory fee equal to 50% of the fee received by AIM under its advisory agreement with such funds. During the fiscal year ended October 31, 1999, AIM Capital received $19,942,309, $43,675,451 and $25,355,405 in fees for its services to Charter,
Constellation and Weingarten, respectively.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the company and the funds. AIM provides or arranges for others to provide administrative services to the funds. A I M Distributors, Inc. serves as the principal underwriter for each of the Class A, Class B and Class C shares of the funds, Fund Management Company serves as the principal underwriter for each of the Institutional Class shares of Charter, Constellation and Weingarten, and A I M Fund Services, Inc. serves as the funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix G.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix H.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the company;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - To clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Administrative Services

     The company and AIM are parties to a Master Administrative Services Agreement dated February 28, 1997, as amended on March 1, 1999, May 11, 1999, July 15, 1999 and September 28, 1999. The current advisory agreement states that AIM may provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the company, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the company or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the company.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the funds' shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the directors or officers of the company owe an exclusive duty to the company. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the directors and officers of the company to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and directors of the company.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the company recognizes that AIM's obligations to other clients may adversely affect the company's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor, it may do so solely upon approval of the Board. Under the current agreement, any appointment of a sub-advisor would require shareholder approval.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  Securities Lending

     If a fund engages in securities lending, AIM will provide the fund investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

WHAT FACTORS DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes to the current advisory agreement with respect to each fund.

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the funds, and noted that the persons providing services to the funds would not change if the new advisory agreement is approved by shareholders.

     - The range of investment advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the new advisory agreement, and noted that no changes in the level or type of services provided by AIM would occur if the new advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if a fund engages in securities lending.

     - The qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the new advisory agreement of references to the provision by AIM of administrative services. The Board also reviewed the proposed form of administrative services agreement, noted that the services to be provided under the existing and proposed administrative services agreements are the same, and concluded that the administrative services to be provided by AIM would not change if all references to administrative services were deleted from the new advisory agreement.

     - The performance record of the funds. The Board determined that AIM has provided high quality services with respect to each fund, after considering performance information that it received during the past year from AIM regarding the funds. The Board also determined that each fund's performance would not have been affected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that a fund engages in securities lending, and therefore are not paid if the fund does not engage in securities lending. The Board noted that the funds do not currently engage in securities lending, but that such arrangements provide the opportunity for both the fund and AIM to obtain additional income. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it may provide in connection with securities lending activities. The Board also noted that

AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the funds if they engage in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Board determined that these changes reflect the current environment in which the funds operate, and that AIM should have the flexibility to take advantage of that environment.

     After considering the factors, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     In accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 26, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                  PROPOSALS 4(a) THROUGH 4(m):  CHANGES TO THE
                     FUNDAMENTAL INVESTMENT RESTRICTIONS OF
               AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL DEVELOPMENT,
                    CHARTER, CONSTELLATION, LARGE CAP GROWTH
                                 AND WEINGARTEN

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change. These changes are not applicable to Demographic Trends, AIM Large Cap Basic Value Fund (Basic Value) or AIM Mid Cap Growth Fund (Mid Cap Growth) because their investment restrictions currently are consistent with the changes proposed for the other funds.

     Pursuant to the 1940 Act, each fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate, and Demographic Trends, Basic Value, Mid Cap and other recently organized AIM funds currently operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for each fund are in Appendix I.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted state laws, under which the funds previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to certain of the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the AIM funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental restrictions is discussed below. The proposed fundamental restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

   PROPOSAL 4(a):  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER
                                DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(a) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT IS THE PROPOSED CHANGE?

     Upon approval of Proposal 4(a), (i) the existing fundamental restriction on issuer diversification for each of Aggressive Growth, Capital Development and Charter would be changed, and (ii) a new fundamental restriction on issuer diversification would replace the current restriction for each of Blue Chip, Constellation, Large Cap Growth and Weingarten, to read as follows:

        "The fund is a 'diversified company' as defined in the 1940 Act.
        The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The proposed changes will permit the funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification. The proposed changes would also eliminate minor inconsistencies in the wording of the funds' current restrictions and would add this restriction for those funds that do not currently have such a restriction. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund to which Proposal 4(a) applies:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer or
     (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund), subject to the terms and conditions of any exemptive orders issued by the SEC."

PROPOSAL 4(b):  CHANGE TO FUNDAMENTAL RESTRICTION ON BORROWING MONEY AND ISSUING
                               SENIOR SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(b) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 4(b), (i) the existing fundamental restrictions on issuing senior securities and borrowing money for each of Blue Chip, Capital Development, Large Cap Growth and Weingarten would be changed and, in some cases, combined, and (ii) a new fundamental restriction on issuing senior securities would be added for each of Aggressive Growth, Charter and Constellation, to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

     Upon the approval of Proposal 4(b), the existing fundamental restriction on pledging assets would be eliminated for Blue Chip, Capital Development, Charter, Large Cap Growth and Weingarten.

  Discussion:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restrictions for several of the funds is more limiting than required by the 1940 Act. In addition, some of the funds currently do not have a fundamental investment restriction on issuing senior securities.

     The proposed changes would make the funds' restrictions on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Board believes that changing the funds' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund to which Proposal 4(b) applies:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers or an AIM fund. Other than Constellation, the fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Other than Constellation, the fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

     Blue Chip, Capital Development, Charter, Large Cap Growth and Weingarten are not required to have a fundamental restriction with respect to the pledging of assets. In order to maximize the funds' flexibility in this area, the Board believes that the restriction on pledging assets for each of these funds should be eliminated. The Board does not expect this change to have any material impact on these funds' operations.

               PROPOSAL 4(c):  CHANGE TO FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(c) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 4(c), the existing fundamental restriction on underwriting securities for each of the funds would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

     Upon the approval of Proposal 4(c), Weingarten's existing fundamental restriction on purchasing restricted securities ("letter stock") would also be eliminated.

  Discussion:

     The proposed changes to this fundamental restriction would expand the types of transactions in which a fund may engage, even if it may be considered to be an underwriter, and would eliminate minor differences in the wording of the funds' current restrictions on underwriting securities. The Board does not expect this change to have any material impact on the funds' operations.

     There is no legal requirement that Weingarten have a fundamental restriction on purchasing restricted securities. In order to maximize Weingarten's flexibility in this area, the Board believes that this restriction should be eliminated. The Board does not expect this change to have any material impact on Weingarten's operations. Weingarten will continue to be subject to a non-fundamental investment restriction that prohibits it from investing more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  PROPOSAL 4(d):  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(d) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(d), the existing fundamental restriction on industry concentration for each of the funds would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

  Discussion:

     The proposed changes to the funds' fundamental restriction on concentration would eliminate minor inconsistencies in the wording of the funds' current restrictions on concentration. The Board does not expect this change to have any material impact on the funds' operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund to which Proposal 4(d) applies:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

PROPOSAL 4(e):  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL
                                     ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(e) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(e), the existing fundamental restriction on real estate investments for each of the funds would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the funds' current restriction on real estate investments and would clarify the types of real estate related securities that are permissible investments for each fund. In addition, the proposed restriction includes an exception that permits each fund to hold real estate acquired as a result of ownership of securities or other instruments. The Board does not expect this change to have a material impact on the funds' operations.

   PROPOSAL 4(f):  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
                                  COMMODITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(f) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 4(f), (i) the existing fundamental restriction on investing in commodities for each of Aggressive Growth, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten would be changed, and (ii) a new fundamental restriction on investing in commodities would be added for Blue Chip, to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

     Upon the approval of Proposal 4(f), the existing fundamental restriction on investments in oil, gas or other mineral exploration or development programs for Charter and Constellation would be eliminated.

     Upon the approval of Proposal 4(f), Blue Chip's existing fundamental restriction with regard to investing in puts, calls, straddles, spreads or combinations thereof (other than covered put and call options, and options on financial futures contracts) would be eliminated.

  Discussion:

     The proposed changes to this fundamental restriction are intended to ensure that the funds will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the funds' other investment policies and would eliminate minor differences in the wording of the funds' current restrictions on investing in commodities. Furthermore, the proposed restriction would allow the funds to respond to the rapid and continuing development of derivative products. The proposed restriction broadens the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments.

     Charter and Constellation are not required to have a fundamental restriction with regard to investing in oil, gas or mineral investments. To maximize each fund's flexibility in this area, the Board believes that the restrictions on oil, gas and mineral investments for Charter and Constellation should be eliminated. These restrictions were imposed by state laws and NSMIA preempted state law requirements. Notwithstanding the elimination of this fundamental restriction, neither Charter nor Constellation expects to invest at the present time in oil, gas or other mineral exploration or development programs.

     There is no legal requirement that Blue Chip have a fundamental restriction with regard to investing in puts, calls, straddles, spreads or combinations thereof. To maximize Blue Chip's flexibility in this area, the Board believes that this restriction should be eliminated. The Board does not expect this change to have any material impact on the fund's current operations. A description of these types of transactions and the potential risks in connection with hedging and other transactions utilizing financial contracts and derivative products is set forth in Appendix J.

               PROPOSAL 4(g):  CHANGE TO FUNDAMENTAL RESTRICTION
                                ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(g) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(g), the existing fundamental restriction on making loans for each of the funds would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the funds' current restriction on making loans. In addition, the proposed restriction more completely describes various types of debt instruments available in the financial markets that the funds may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund to which Proposal 4(g) applies:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                 PROPOSAL 4(h):  APPROVAL OF A NEW FUNDAMENTAL
                   INVESTMENT RESTRICTION ON INVESTING ALL OF
                     EACH FUND'S ASSETS IN AN OPEN-END FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(h) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth and Weingarten.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(h), the following fundamental investment restriction on investing in an open-end fund would be added for each of the funds:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit each of the funds to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that it is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of each fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their assets in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, certain of the fundamental investment restrictions of each fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be changed to permit such investment.

     A fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If a fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the funds may be reduced.

     If you approve the proposed restriction, each fund will have the ability to invest all of its assets in another open-end investment company. Because the funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each of the funds:

     "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund."

 PROPOSAL 4(i):  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(i) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development, Charter, Large Cap Growth and Weingarten.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(i), the existing fundamental restriction on engaging in margin transactions for each of the funds would be eliminated.

  Discussion:

     Aggressive Growth, Blue Chip, Capital Development, Charter, Large Cap Growth and Weingarten are not required to have a fundamental restriction on margin transactions. In order to maximize the funds' flexibility in this area, the Board believes that the restrictions on margin transactions for these funds should be deleted. Although the funds would have greater flexibility to engage in margin transactions, if shareholders approve Proposal 4(i), none of Aggressive Growth, Blue Chip, Capital Development, Charter, Large Cap Growth and Weingarten presently intends to purchase any security on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by any of those funds of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin. Accordingly, the Board does not expect this change to have any material impact on the funds' current operations.

                   PROPOSAL 4(j):  ELIMINATION OF FUNDAMENTAL
                    RESTRICTION ON SHORT SALES OF SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(j) applies only to shareholders of Aggressive Growth, Blue Chip, Capital Development and Charter.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(j), the existing fundamental restriction on short sales of securities for each of the funds would be eliminated.

  Discussion:

     Aggressive Growth, Blue Chip, Capital Development and Charter currently have a fundamental restriction with regard to selling securities short. For each of the funds except Charter, the fundamental restriction allows short sales "against the box," which means that a fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those securities sold short. However, the fundamental restriction does not permit short sales that are not against the box. The SEC considers short sales of securities by a fund that are not against the box to be "senior securities." As such, they would be covered under the fundamental restriction on issuing senior securities that shareholders are being asked to vote on in Proposal 4(b). Therefore, the Board believes that the fundamental restriction on short sales of securities that are not against the box is unnecessary and should be eliminated for each of the above funds. These funds would retain the ability to engage in short sales against the box, provided that none of the funds may deposit or pledge more than 10% of its total assets as collateral for such short sales at any one time.

     Charter's current fundamental restriction on short sales prohibits all short sales, regardless of whether they are against the box. To maximize Charter's flexibility in this area and to allow Charter to engage in short sales against the box, the Board believes that Charter's fundamental restriction on selling securities short should be eliminated.

     If shareholders approve proposal 4(j), none of Aggressive Growth, Blue Chip, Capital Development and Charter will make short sales of securities or maintain a short position unless at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. In no event may more than 10% of the fund's total assets be deposited or pledged as collateral for such sales at any one time. The Board does not expect this change to have any material impact on the funds' current operations.

                   PROPOSAL 4(k):  ELIMINATION OF FUNDAMENTAL
              RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(k) applies only to shareholders of Charter, Constellation and Weingarten.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(k), the existing fundamental restriction on investing for the purpose of control for each of the funds would be eliminated.

  Discussion:

     The Board proposes to eliminate this fundamental restriction, which prohibits each of the funds from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify each fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. No fund, however, currently intends to become involved in directing or administering the day-to-day operations of any company.

     AIM believes that it should be able to communicate freely each fund's views as a shareholder on important matters of policy to a company's management, its board of directors and its shareholders, when AIM or the Board believes that such action or policy may affect significantly the value of its investment. The activities that each fund might engage in, either individually or with others, include seeking changes in a company's direction, seeking the sale of a company or a portion of its assets, or participating in a takeover effort or in opposition to a takeover effort. AIM believes that each fund currently may engage in such activities without necessarily violating this fundamental restriction. Nevertheless, the existence of the investment restriction might give rise to a claim that such activities did in fact constitute investing for control or management.

                   PROPOSAL 4(l):  ELIMINATION OF FUNDAMENTAL
RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS
               OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(l) applies only to shareholders of Charter.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(l), Charter's existing fundamental restriction on purchasing securities of issuers in which affiliates of the company own securities would be eliminated.

  Discussion:

     There is no legal requirement that Charter have this fundamental restriction. This restriction was imposed by state laws and NSMIA preempted state law requirements. Moreover, the Board and AIM do not believe this restriction provides any safeguards against conflicts of interest that are not covered under AIM's and the company's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

                   PROPOSAL 4(m):  ELIMINATION OF FUNDAMENTAL
                 RESTRICTION ON TRANSACTIONS WITH OFFICERS AND
                 DIRECTORS OF CHARTER IN SECURITIES OTHER THAN
                            CAPITAL STOCK OF CHARTER

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(m) applies only to shareholders of Charter.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(m), Charter's existing fundamental restriction on purchasing from or selling to any officer, director or employee of Charter, or its advisors or distributor, or to any of their officers or directors, any securities other than shares of capital stock of Charter, would be eliminated.

  Discussion:

     There is no legal requirement that Charter have this fundamental restriction. This restriction was imposed by state laws and NSMIA preempted state law requirements. Moreover, the Board and AIM do not believe this restriction provides any safeguards against conflicts of interest that are not covered under the 1940 Act, and AIM's and the company's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated. The Board does not expect this change to have any material impact on the fund's current operations.

WHEN WILL PROPOSALS 4(a) THROUGH 4(m) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental restrictions will replace the fundamental investment restrictions for the specified funds. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which the specified funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 4(a) THROUGH 4(m)?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
                   UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                          PROPOSALS 4(a) THROUGH 4(m).

                PROPOSAL 5:  CHANGING THE INVESTMENT OBJECTIVES
                      OF BLUE CHIP AND CAPITAL DEVELOPMENT
                        SO THAT THEY ARE NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies only to shareholders of Blue Chip and Capital
Development.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve making your fund's investment objective non-fundamental, rather than fundamental. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix K. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate changing the investment objective of your fund at the present time.

     The Board expects that you will benefit from this proposed change because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     The Board anticipates that Proposal 5, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

               PROPOSAL 6:  CHANGING THE INVESTMENT OBJECTIVE OF
                AGGRESSIVE GROWTH AND MAKING IT NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6 applies only to shareholders of Aggressive Growth.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective by making it non-fundamental and by eliminating from the investment objective the types of securities your fund proposes to purchase in seeking to achieve its objective. The Board is asking you to vote on these changes because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix K. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate making additional changes to the investment objective of your fund at the present time.

     Your fund's current investment objective includes the types of securities that your fund proposes to purchase to achieve its objective. The Board believes that the basic investment objective of your fund should be separate from the types of securities your fund may purchase to achieve its objective. This change will permit the Board to change the types of securities your fund may purchase without also changing the fund's investment objective.

WHAT IS THE PROPOSED CHANGE?

     If shareholders of Aggressive Growth approve this proposal, the investment objective of Aggressive Growth will read as follows:

     "The fund's investment objective is to achieve long-term growth of capital."

     Aggressive Growth will also retain the investment policy of investing primarily in common stocks of companies whose earnings the fund's portfolio managers expect to grow more than 15% per year.

     The Board expects that you will benefit from these proposed changes because it will have the ability to respond more quickly to new developments and changing trends in the marketplace. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 6 BE IMPLEMENTED?

     The Board anticipates that Proposal 6, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 7:  RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 7 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending October 31, 2000. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants for some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 7?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE COMPANY?

     Information about the executive officers of the company is in Appendix L.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of each fund's shares by the directors and the executive officers of the company and by 5% holders of each class is in Appendix M.

WHO ARE THE INVESTMENT ADVISOR, SUB-ADVISORS, ADMINISTRATOR AND PRINCIPAL UNDERWRITERS OF THE FUNDS?

     A I M Advisors, Inc. serves as the investment advisor and administrator for the funds. A I M Capital Management, Inc. serves as the sub-advisor for Charter, Constellation and Weingarten. H.S. Dent Advisors, Inc. serves as the sub-advisor for Demographic Trends.

     A I M Distributors, Inc., serves as the principal underwriter for each of the Class A, Class B and Class C shares of the funds. Fund Management Company serves as the principal underwriter for each of the Institutional Class shares of Charter, Constellation and Weingarten.

     The principal address for each of these entities other than H.S. Dent Advisors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The principal address for H.S. Dent Advisors, Inc. is 6515 Gwin Road, Oakland, California 94611.

HAS THE COMPANY HIRED A PROXY SOLICITOR?

     The company has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The company estimates that the aggregate cost of SCC's services will be approximately $4,073,000. The company will bear the cost of soliciting proxies. The company expects to solicit proxies principally by mail, but either the company or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The company may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                        SHARES OF AIM EQUITY FUNDS, INC.
                        OUTSTANDING ON FEBRUARY 18, 2000

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                          FEBRUARY 18, 2000
--------------------                                          -----------------
AIM Aggressive Growth Fund
  Class A...................................................    55,131,373.755
  Class B...................................................     1,345,620.430
  Class C...................................................       390,334.320
AIM Blue Chip Fund
  Class A...................................................    51,845,584.737
  Class B...................................................    44,925,524.994
  Class C...................................................     9,576,142.590
AIM Capital Development Fund
  Class A...................................................    35,495,586.805
  Class B...................................................    28,914,704.649
  Class C...................................................     3,477,558.326
AIM Charter Fund
  Class A...................................................   309,498,359.369
  Class B...................................................   147,957,048.449
  Class C...................................................    12,146,338.027
  Institutional Class.......................................     4,374,031.597
AIM Constellation Fund
  Class A...................................................   440,581,591.939
  Class B...................................................    21,585,849.489
  Class C...................................................     6,426,185.368
  Institutional Class.......................................     8,136,213.990
AIM Dent Demographic Trends Fund
  Class A...................................................    26,038,554.840
  Class B...................................................    28,146,655.756
  Class C...................................................    10,113,649.270
AIM Emerging Growth Fund*
  Class A...................................................                 0
  Class B...................................................                 0
  Class C...................................................                 0
AIM Large Cap Basic Value Fund
  Class A...................................................       112,503.965
  Class B...................................................             1.032
  Class C...................................................             1.032
AIM Large Cap Growth Fund
  Class A...................................................     1,012,811.979
  Class B...................................................       745,951.690
  Class C...................................................       338,502.579

---------------

* AIM Emerging Growth Fund had not commenced operations as of February 18,
  2000.

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                          FEBRUARY 18, 2000
--------------------                                          -----------------
AIM Mid Cap Growth Fund
  Class A...................................................     2,871,379.607
  Class B...................................................     1,972,620.117
  Class C...................................................       691,441.551
AIM Weingarten Fund
  Class A...................................................   314,604,643.158
  Class B...................................................    57,266,538.259
  Class C...................................................     6,131,606.965
  Institutional Class.......................................     4,492,585.790

                                   APPENDIX B

                             AIM EQUITY FUNDS, INC.
                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 30, 1999, is entered into by and between AIM Equity Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Equity Funds, a Delaware business trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company currently publicly offers shares of common stock representing interests in eleven separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated multiple classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization (the "Reorganization"), the Board of Trustees of the Trust has established eleven series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     The Reorganization will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund, and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the Company's eleven series portfolios.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund.

     1.6 "Current Fund Shares" shall mean the shares of the Current Funds outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class representing an interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund's receipt of the Current Fund's Assets.

     1.12  "Registration Statement" shall have the meaning set forth in Section
5.4

     1.13 "RIC" shall mean a regulated investment company under Subchapter M of the Code.

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders' Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION.

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of the each New Fund agrees in exchange therefor:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares for each New Fund Class designated in Schedule B equal to the number of full and fractional Current Fund Shares for each corresponding Current Fund Class designated in Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New

Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to Section 2.2, the Company shall dissolve its existence as corporation under Maryland law.

     2.4 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of the Company or each Current Fund to a public authority is, and shall remain its responsibility up to and including the date on which it is terminated.

3. CLOSING.

     3.1 The Closing shall occur at the principal office of the Company on May 26, 2000, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the

Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

          (g) There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders; and

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants on its own behalf, and on behalf of each New Fund as follows:

          (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) At the Effective Time, the Trust will succeed to the Company's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets;

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Directors of the Company shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by Shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 The Trust's trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share in each New Fund Class of each New Fund to the Company in consideration of the payment of $1.00 per share for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3;

     5.3 Immediately prior to the Closing, the Trust (on its own behalf of and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6. CONDITIONS PRECEDENT.

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The Shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

     6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to a Current Fund on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and the New Fund's assumption of the Liabilities or on the subsequent distribution of New Fund Shares to the Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

          (c) No gain or loss will be recognized to a New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

          (d) Each New Fund's basis for the Assets will be the same as the basis thereof in the corresponding Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for the Current Fund Shares constructively surrendered, provided that the New Fund Shares are held as capital assets by the Shareholder at the Effective Time.

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's shareholders.

7. EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10. TERMINATION.

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's Shareholders:

     10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 31, 2000; or

     10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11. MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the New Funds, as provided in the Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                Attest:                          AIM EQUITY FUNDS, INC.,
          /s/ NANCY L. MARTIN                on behalf of each of its series
---------------------------------------       listed in Schedule A to this
                                                        Agreement
                                                By: /s/ ROBERT H. GRAHAM
                                           -----------------------------------
                                                    Title: President
                                           -----------------------------------

                Attest:                             AIM EQUITY FUNDS
          /s/ NANCY L. MARTIN                on behalf of each of its series
---------------------------------------       listed in Schedule A to this
                                                        Agreement
                                                By: /s/ ROBERT H. GRAHAM
                                           -----------------------------------
                                                    Title: President
                                           -----------------------------------

                                   SCHEDULE A

SERIES OF AIM EQUITY FUNDS, INC.  CORRESPONDING SERIES OF AIM EQUITY FUNDS
    (EACH A "CURRENT FUND")                 (EACH A "NEW FUND")
--------------------------------  ----------------------------------------
AIM Aggressive Growth Fund        AIM Aggressive Growth Fund
AIM Blue Chip Fund                AIM Blue Chip Fund
AIM Capital Development Fund      AIM Capital Development Fund
AIM Charter Fund                  AIM Charter Fund
AIM Constellation Fund            AIM Constellation Fund
AIM Dent Demographic Trends Fund  AIM Dent Demographic Trends Fund
AIM Emerging Growth Fund          AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund    AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund         AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund           AIM Mid Cap Growth Fund
AIM Weingarten Fund               AIM Weingarten Fund

                                   SCHEDULE B

CLASSES OF EACH CURRENT FUND      CORRESPONDING CLASSES OF EACH NEW FUND
----------------------------      --------------------------------------
AIM Aggressive Growth Fund        AIM Aggressive Growth Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
AIM Blue Chip Fund                AIM Blue Chip Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
AIM Capital Development Fund      AIM Capital Development Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
AIM Charter Fund                  AIM Charter Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
  Institutional Class Shares      Institutional Class Shares
AIM Constellation Fund            AIM Constellation Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
  Institutional Class Shares      Institutional Class Shares
AIM Dent Demographic Trends Fund  AIM Dent Demographic Trends Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
AIM Emerging Growth Fund          AIM Emerging Growth Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
AIM Large Cap Basic Value Fund    AIM Large Cap Basic Value Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
AIM Large Cap Growth Fund         AIM Large Cap Growth Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
AIM Mid Cap Growth Fund           AIM Mid Cap Growth Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares

CLASSES OF EACH CURRENT FUND      CORRESPONDING CLASSES OF EACH NEW FUND
----------------------------      --------------------------------------
AIM Weingarten Fund               AIM Weingarten Fund
  Class A Shares                  Class A Shares
  Class B Shares                  Class B Shares
  Class C Shares                  Class C Shares
  Institutional Class Shares      Institutional Class Shares

                                   APPENDIX C

                             AIM EQUITY FUNDS, INC.
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between A I M Equity Funds, Inc., a Maryland corporation (the "Company") with respect to its series of shares shown on the Schedule A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "l940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's Charter (the "Charter") authorizes the Board of Directors of the Company (the "Board of Directors") to create separate series of shares of common stock in the Trust, and as of the date of this Agreement, the Board of Directors has created eleven separate series portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and

          (e) take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     6. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Charter, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Schedule B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Company understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Advisor so acting, provided that whenever the Company and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Schedule A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         AIM Equity Funds, Inc.
                                         (a Maryland corporation)
Attest:
                                         By:
---------------------------------------
Assistant Secretary                      --------------------------------------
                                             President
(SEAL)
Attest:                                  A I M Advisors, Inc.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President

                                   Schedule A

                           FUNDS AND EFFECTIVE DATES

                                                    EFFECTIVE DATE OF
NAME OF FUND                                        ADVISORY AGREEMENT
------------                                        ------------------
AIM Aggressive Growth Fund........................       May 26, 2000
AIM Blue Chip Fund................................       May 26, 2000
AIM Capital Development Fund......................       May 26, 2000
AIM Charter Fund..................................       May 26, 2000
AIM Constellation Fund............................       May 26, 2000
AIM Dent Demographic Trends Fund..................       May 26, 2000
AIM Emerging Growth Fund..........................     March 31, 2000
AIM Large Cap Basic Value Fund....................       May 26, 2000
AIM Large Cap Growth Fund.........................       May 26, 2000
AIM Mid Cap Growth Fund...........................       May 26, 2000
AIM Weingarten Fund...............................       May 26, 2000

                                   SCHEDULE B

                          COMPENSATION TO THE ADVISOR

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                           AIM AGGRESSIVE GROWTH FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $150 million..............       0.80%
Over $150 million...............      0.625%

                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $350 million..............       0.75%
Over $350 million...............      0.625%

                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $30 million...............       1.00%
Over $30 million to and
  including $150 million........       0.75%
Over $150 million...............      0.625%

                        AIM DENT DEMOGRAPHIC TRENDS FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $2 billion................      0.85%
Over $2 billion.................      0.80%

                            AIM EMERGING GROWTH FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $1 billion................      0.85%
Over $1 billion.................      0.80%

                         AIM LARGE CAP BASIC VALUE FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $1 billion................       0.60%
Over $1 billion to and including
  $2 billion....................      0.575%
Over $2 billion.................       0.55%

                           AIM LARGE CAP GROWTH FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $1 billion................       0.75%
Over $1 billion to and including
  $2 billion....................       0.70%
Over $2 billion.................      0.625%

                            AIM MID CAP GROWTH FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $1 billion................      0.80%
Over $1 billion.................      0.75%

                              AIM WEINGARTEN FUND

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $30 million...............       1.00%
Over $30 million to and
  including $350 million........       0.75%
Over $350 million...............      0.625%

                                   APPENDIX D

                          DATES OF ADVISORY AGREEMENTS

                             DATE OF CURRENT         DATE LAST SUBMITTED TO   DATE AIM BECAME
NAME OF FUND               ADVISORY AGREEMENT        A VOTE OF SHAREHOLDERS  INVESTMENT ADVISOR
------------               ------------------        ----------------------  ------------------
AIM Aggressive Growth  February 28, 1997, as         February 7, 1997*       June 30, 1992
  Fund                 amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Blue Chip Fund     February 28, 1997, as         February 7, 1997*       March 12, 1996
                       amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Capital            February 28, 1997, as         February 7, 1997*       March 12, 1996
  Development Fund     amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Charter Fund       February 28, 1997, as         February 7, 1997*       September 30, 1988
                       amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Constellation      February 28, 1997, as         February 7, 1997*       September 30, 1988
  Fund                 amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Dent Demographic   February 28, 1997, as         June 4, 1999**          May 12, 1999
  Trends Fund          amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Large Cap Basic    February 28, 1997, as         June 4, 1999**          May 12, 1999
  Value Fund           amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Large Cap Growth   February 28, 1997, as         February 26, 1999**     March 1, 1999
  Fund                 amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Mid Cap Growth     February 28, 1997, as         November 1, 1999**      September 28, 1999
  Fund                 amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999
AIM Weingarten Fund    February 28, 1997, as         February 7, 1997*       September 30, 1988
                       amended March 1, 1999, May
                       12, 1999, July 15, 1999 and
                       September 28, 1999

* The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

** The current advisory agreement was submitted to a vote of the initial shareholder of the fund prior to the commencement of operations.

                                   APPENDIX E

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

  NAME AND ADDRESS     POSITION WITH AIM             PRINCIPAL OCCUPATION
  ----------------  ------------------------  -----------------------------------
  Charles T. Bauer  Director and Chairman     See director table under Proposal 1

  Gary T. Crum      Director and Senior Vice  See Appendix L
                    President

  Robert H. Graham  Director and President    See director table under Proposal 1

  Dawn M. Hawley    Director, Senior Vice     Senior Vice President, Chief
                    President and Treasurer   Financial Officer and Treasurer,
                                              A I M Management Group Inc.; and
                                              Vice President and Treasurer, A I M
                                              Capital Management, Inc., A I M
                                              Distributors, Inc., A I M Fund
                                              Services, Inc., and Fund Management
                                              Company.

  Carol F. Relihan  Director, Senior Vice     See Appendix L
                    President, General
                    Counsel and Secretary

                                   APPENDIX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                               AGGREGATE NET FEES
                                            TOTAL NET ASSETS      PAID TO AIM
                                                FOR THE             FOR THE         FEE WAIVERS FOR THE
                           ANNUAL RATE       MOST RECENTLY       MOST RECENTLY         MOST RECENTLY
                        (BASED ON AVERAGE   COMPLETED FISCAL    COMPLETED FISCAL     COMPLETED FISCAL
NAME OF FUND            DAILY NET ASSETS)    PERIOD OR YEAR      PERIOD OR YEAR       PERIOD OR YEAR
------------           -------------------  ----------------   ------------------   -------------------
AIM Aggressive         0.80% of the first   $ 2,840,171,882       $17,085,022           $        0
  Growth Fund          $150 million;
                       0.625% of the
                       excess over $150
                       million
AIM Blue Chip Fund     0.75% of the first   $ 4,540,673,179       $21,592,076           $        0
                       $350 million;
                       0.625% of the
                       excess over $350
                       million
AIM Capital            0.75% of the first   $ 1,084,854,198       $ 8,102,504           $        0
  Development Fund     $350 million;
                       0.625% of the
                       excess over $350
                       million
AIM Charter Fund       1.00% of the first   $ 7,360,685,298       $39,884,618           $1,130,089
                       $30 million; 0.75%
                       over $30 million up
                       to $150 million;
                       0.625% of the
                       excess over $150
                       million
AIM Constellation      1.00% of the first   $15,288,481,794       $87,350,901           $3,107,849
  Fund                 $30 million; 0.75%
                       over $30 million up
                       to $150 million;
                       0.625% of the
                       excess over $150
                       million
AIM Dent Demographic   0.85% of the first   $   392,908,501       $   646,554           $   43,724
  Trends Fund          $2 billion; 0.80%
                       of the excess over
                       $2 billion
AIM Large Cap Basic    0.60% of the first   $     1,153,107       $         0           $    2,279
  Value Fund           $1 billion; 0.575%
                       over $1 billion up
                       to $2 billion;
                       0.55% of the excess
                       over $2 billion
AIM Large Cap Growth   0.75% of the first   $    13,869,426       $    10,176           $   32,079
  Fund                 $1 billion; 0.70%
                       over $1 billion up
                       to $2 billion;
                       0.625% of the
                       excess over $2
                       billion

                                                               AGGREGATE NET FEES
                                            TOTAL NET ASSETS      PAID TO AIM
                                                FOR THE             FOR THE         FEE WAIVERS FOR THE
                           ANNUAL RATE       MOST RECENTLY       MOST RECENTLY         MOST RECENTLY
                        (BASED ON AVERAGE   COMPLETED FISCAL    COMPLETED FISCAL     COMPLETED FISCAL
NAME OF FUND            DAILY NET ASSETS)    PERIOD OR YEAR      PERIOD OR YEAR       PERIOD OR YEAR
------------           -------------------  ----------------   ------------------   -------------------
AIM Mid Cap Growth     0.80% of the first              N/A*              N/A*                 N/A*
  Fund                 $1 billion; 0.75%
                       of the excess over
                       $1 billion
AIM Weingarten Fund    1.00% of the first   $ 9,600,690,471       $50,710,809           $4,288,405
                       $30 million; 0.75%
                       over $30 million up
                       to $350 million;
                       0.625% of the
                       excess over $350
                       million

* AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

                                   APPENDIX G

           FEES PAID TO AIM AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended October 31, 1999 by the company to A I M Advisors, Inc. (AIM) for administrative services, and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                  AIM                                  FUND
                            (ADMINISTRATIVE          A I M          MANAGEMENT     A I M FUND
                               SERVICES)      DISTRIBUTORS, INC.*    COMPANY     SERVICES, INC.
                            ---------------   -------------------   ----------   --------------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth
    Fund..................     $126,956           $   219,480          $N/A       $ 2,216,555
  AIM Blue Chip Fund......      153,309            13,809,743           N/A         3,853,483
  AIM Capital Development
    Fund..................      111,632             4,992,036           N/A         2,293,295
  AIM Charter Fund........      235,274            16,930,533             0         4,807,681
  AIM Constellation
    Fund..................      431,120             9,249,710             0        11,438,795
  AIM Dent Demographic
    Trends Fund...........       16,849               425,554           N/A            82,863
  AIM Large Cap Basic
    Value Fund............       16,849                   N/A           N/A                76
  AIM Large Cap Growth
    Fund..................       29,197                17,369           N/A             2,310
  AIM Mid Cap Growth
    Fund**................        N/A**                 N/A**           N/A             N/A**
  AIM Weingarten Fund.....      281,500            11,785,123             0         5,776,859

* Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

** AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

                                   APPENDIX H

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Aggressive Growth, Capital Development, Constellation, Demographic Trends, Large Cap Growth, Mid Cap Growth and Weingarten, all of which have similar investment objectives.

                                                                                                  FEE WAIVERS,
                                                                                               EXPENSE LIMITATIONS
                                                                                                 AND/OR EXPENSE
                                            ANNUAL RATE              TOTAL NET ASSETS FOR    REIMBURSEMENTS FOR THE
                                         (BASED ON AVERAGE             THE MOST RECENTLY     MOST RECENTLY COMPLETED
NAME OF FUND                             DAILY NET ASSETS)           COMPLETED FISCAL YEAR         FISCAL YEAR
------------                             -----------------           ---------------------   -----------------------
AIM Asian Growth Fund.........   0.95% of the first $500 million;       $    42,497,099      Expense limitation -
                                 0.90% of the excess over $500                               Class A, 1.92%;
                                 million                                                     Class B, 2.80%;
                                                                                             Class C, 2.80%
AIM European Development
 Fund.........................   0.95% of the first $500 million;       $   178,160,567      N/A
                                 0.90% of the excess over $500
                                 million
AIM Global Aggressive Growth
 Fund.........................   0.90% of the first $1 billion;         $ 1,795,495,057      N/A
                                 0.85% of the excess over $1
                                 billion
AIM Global Growth Fund........   0.85% of the first $1 billion;         $   845,251,073      N/A
                                 0.80% of the excess over $1
                                 billion
AIM International Equity
 Fund.........................   0.95% of the first $1 billion;         $ 3,063,733,110      Waive 0.05% of advisory
                                 0.90% of the excess over $1                                 fee on average net
                                 billion                                                     assets in excess of
                                                                                             $500 million
AIM Select Growth Fund........   0.80% of the first $150 million;       $ 1,079,458,334      N/A
                                 0.625% of the excess over $150
                                 million
AIM V.I. Aggressive Growth
 Fund.........................   0.80% of first $150 million;           $    17,325,844      Expense limitation -
                                 0.625% of the excess over $150                              1.16%
                                 million
AIM V.I. Capital Appreciation
 Fund.........................   0.65% of first $250 million; 0.60%     $ 1,131,217,460      N/A
                                 of the excess over $250 million
AIM V.I. Capital Development
 Fund.........................   0.75% of first $350 million;           $    11,034,931      Expense limitation -
                                 0.625% of the excess over $350                              1.19%
                                 million
AIM V.I. Dent Demographic
 Trends Fund..................   0.85% of first $2 billion; 0.80%       $       999,599      Expense limitation -
                                 of the excess over $2 billion                               1.40%
AIM V.I. Growth Fund..........   0.65% of first $250 million; 0.60%     $   704,095,680      N/A
                                 of the excess over $250 million

                                                                                                  FEE WAIVERS,
                                                                                               EXPENSE LIMITATIONS
                                                                                                 AND/OR EXPENSE
                                            ANNUAL RATE              TOTAL NET ASSETS FOR    REIMBURSEMENTS FOR THE
                                         (BASED ON AVERAGE             THE MOST RECENTLY     MOST RECENTLY COMPLETED
NAME OF FUND                             DAILY NET ASSETS)           COMPLETED FISCAL YEAR         FISCAL YEAR
------------                             -----------------           ---------------------   -----------------------
AIM V.I. International Equity
 Fund.........................   0.75% of first $250 million; 0.70%     $      454,059,551   N/A
                                 of excess over $250 million
AIM V.I. Telecommunications
 Fund.........................   1.00%                                  $      108,427,764   N/A
AIM Summit Fund, Inc..........   1.00% of the first $10 million;        $    2,624,615,009   Expense limitation -
                                 0.75% of the next $140 million;                             Class II, 1.50%
                                 0.625% in excess of $150 million
AIM Large Cap Opportunities
 Fund.........................   Base fee of 1.50%; maximum annual                     N/A*  N/A
                                 performance adjustment of +/-
                                 1.00%
AIM Mid Cap Opportunities
 Fund.........................   Base fee of 1.00%; maximum annual      $        4,789,875   Expense limitation -
                                 adjustment of +/- 1.00%                                     Limit total operating
                                                                                             expenses excluding
                                                                                             management fee, Rule
                                                                                             12b-1 distribution plan
                                                                                             fee, interest expense,
                                                                                             taxes, dividend
                                                                                             expenses attributable
                                                                                             to securities sold
                                                                                             short and extraordinary
                                                                                             expenses:
                                                                                             Class A, 0.50%;
                                                                                             Class B, 0.52%;
                                                                                             Class C, 0.52%
AIM Small Cap Opportunities
 Fund.........................   Base fee of 1.00%; maximum annual      $      365,491,330   N/A
                                 adjustment of +/-0.75%
AIM Basic Value Fund..........   First $500 million 0.725%; Next        $      136,276,615   Expense limitation -
                                 $500 million 0.70%; Next $500                               Limit Net Expenses:
                                 million 0.675%; excess over                                 Class A, 1.75%;
                                 0.65%**                                                     Class B, 2.40%;
                                                                                             Class C, 2.40%
AIM Euroland Growth Fund......   First $500 million 0.975%; Next        $      541,308,192   Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                             Class B, 2.65%;
                                                                                             Class C, 2.65%
AIM Japan Growth Fund.........   First $500 million 0.975%; Next        $      304,533,247   Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                             Class B, 2.65%;
                                                                                             Class C, 2.65%
 * AIM Large Cap Opportunities Fund commenced operations on December 30, 1999.
** Reflects management and administration fees for both master and feeder funds.

                                                                                                  FEE WAIVERS,
                                                                                               EXPENSE LIMITATIONS
                                                                                                 AND/OR EXPENSE
                                            ANNUAL RATE              TOTAL NET ASSETS FOR    REIMBURSEMENTS FOR THE
                                         (BASED ON AVERAGE             THE MOST RECENTLY     MOST RECENTLY COMPLETED
NAME OF FUND                             DAILY NET ASSETS)           COMPLETED FISCAL YEAR         FISCAL YEAR
------------                             -----------------           ---------------------   -----------------------
AIM Mid Cap Equity Fund.......   First $500 million 0.725%; Next        $   333,668,281      Expense limitation -
                                 $500 million 0.70%; Next $500                               Limit Net Expenses:
                                 million 0.675%; excess over 0.65%                           Class A, 1.75%;
                                                                                             Class B, 2.40%;
                                                                                             Class C, 2.40%
AIM New Pacific Growth Fund...   First $500 million 0.975%; Next        $   139,121,407      Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                             Class B, 2.65%;
                                                                                             Class C, 2.65%
AIM Small Cap Growth Fund.....   First $500 million 0.725%; Next        $   716,060,823      Expense limitation -
                                 $500 million 0.70%; Next $500                               Limit Net Expenses:
                                 million 0.675%; excess over                                 Class A, 1.75%;
                                 0.65%**                                                     Class B, 2.40%;
                                                                                             Class C, 2.40%
AIM Global Consumer Products
 and Services Fund............   First $500 million 0.975%; Next        $   184,973,907      Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over                                 Class A, 2.00%;
                                 0.90%**                                                     Class B, 2.50%;
                                                                                             Class C, 2.50%
AIM Global Financial Services
 Fund.........................   First $500 million 0.975%; Next        $    81,913,285      Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over                                 Class A, 2.00%;
                                 0.90%**                                                     Class B, 2.50%;
                                                                                             Class C, 2.50%
AIM Global Health Care Fund...   First $500 million 0.975%; Next        $   462,669,291      Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                             Class B, 2.50%;
                                                                                             Class C, 2.50%
AIM Global Infrastructure
 Fund.........................   First $500 million 0.975%; Next        $    45,124,457      Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over                                 Class A, 2.00%;
                                 0.90%**                                                     Class B, 2.50%;
                                                                                             Class C, 2.50%
AIM Global Resources Fund.....   First $500 million 0.975%; Next        $    35,998,488      Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over                                 Class A, 2.00%;
                                 0.90%**                                                     Class B, 2.50%;
                                                                                             Class C, 2.50%
** Reflects management and administration fees for both master and feeder funds.

                                                                                                  FEE WAIVERS,
                                                                                               EXPENSE LIMITATIONS
                                                                                                 AND/OR EXPENSE
                                            ANNUAL RATE              TOTAL NET ASSETS FOR    REIMBURSEMENTS FOR THE
                                         (BASED ON AVERAGE             THE MOST RECENTLY     MOST RECENTLY COMPLETED
NAME OF FUND                             DAILY NET ASSETS)           COMPLETED FISCAL YEAR         FISCAL YEAR
------------                             -----------------           ---------------------   -----------------------
AIM Global Telecommunications
 and Technology Fund..........   First $500 million 0.975%; Next        $    1,935,476,632   Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                             Class B, 2.50%;
                                                                                             Class C, 2.50%
AIM Latin American Growth
 Fund.........................   First $500 million 0.975%; Next        $       88,788,170   Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                             Class B, 2.50%;
                                                                                             Class C, 2.50%
AIM Global Trends Fund........   First $500 million 0.975%; Next        $       51,201,676   Expense limitation -
                                 $500 million 0.95%; Next $500                               Limit Net Expenses:
                                 million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                             Class B, 2.50%;
                                                                                             Class C, 2.50%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Blue Chip, Charter and Basic Value.

                                                                                                 FEE WAIVERS,
                                                                                              EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                         ANNUAL RATE              TOTAL NET ASSETS FOR      REIMBURSEMENTS FOR THE
                                      (BASED ON AVERAGE             THE MOST RECENTLY       MOST RECENTLY COMPLETED
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR           FISCAL YEAR
------------                          -----------------           ---------------------     -----------------------
AIM Value Fund..............  0.80% of the first $150 million;       $27,839,018,320      Waive 0.025% of advisory
                              0.625% of the excess over $150                              fee on average net
                              million                                                     assets in excess of
                                                                                          $2 billion
AIM V.I. Blue Chip Fund.....  0.75% of first $350 million;           $       999,604      Expense limitation -
                              0.625% of the excess over $350                              1.30%
                              million
AIM V.I. Growth and Income
 Fund.......................  0.65% of first $250 million; 0.60%     $ 2,443,263,980      N/A
                              of the excess over $250 million
AIM V.I. Value Fund.........  0.65% of first $250 million; 0.60%     $ 2,383,366,571      N/A
                              of the excess over $250 million
AIM Developing Markets
 Fund.......................  First $500 million 0.975%; Next        $   207,748,020      Expense limitation -
                              $500 million 0.95%; Next $500                               Limit Net Expenses:
                              million 0.925%; excess over 0.90%                           Class A, 2.00%;
                                                                                          Class B, 2.50%;
                                                                                          Class C, 2.50%

                                   APPENDIX I

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM AGGRESSIVE GROWTH FUND

     Aggressive Growth may not:

          (a) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities including securities issued by its agencies and instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order);

          (b) concentrate 25% or more of its investments in a particular industry;

          (c) make short sales of securities (unless at all times when a short position is open it either owns an amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's total assets (taken at current value) is held for such sales at any one time) or purchase securities on margin, but it may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon;

          (d) act as a securities underwriter under the 1933 Act;

          (e) make loans, except (i) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (ii) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets;

          (f) borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the proceeds of such borrowing) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, neither collateral arrangements with respect to margin for a stock index futures contracts nor the segregation of securities in connection with short sales are deemed to be a pledge of assets); or

          (g) buy or sell commodities, commodity contracts or real estate.

AIM BLUE CHIP FUND

     Blue Chip may not:

          (a) issue bonds, debentures or senior equity securities;

          (b) concentrate its investments; that is, invest 25% or more of the value of its assets in issuers which conduct their business operations in the same industry;

          (c) invest in real estate, except that this restriction does not preclude investments in real estate investment trusts;

          (d) write, purchase, or sell puts, calls, straddles, spreads or combinations thereof (other than covered put and call options), or sell securities short (except against the box collateralized by not more than 10% of its net assets) or deal in commodities;

          (e) make loans, except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or purchasing short-term obligations, is not considered to be a loan for purposes of this restriction, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed
     33 1/3% of its total assets;

          (f) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities;

          (g) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings; or

          (h) act as an underwriter of securities of other issuers.

AIM CAPITAL DEVELOPMENT FUND

     Capital Development may not:

          (a) with respect to 75% of the total assets of the Fund, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase,
     (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (b) concentrate its investments; that is, invest 25% or more of the value of its total assets in issuers who conduct their business operations in the same industry;

          (c) buy or sell commodities or commodity contracts or purchase or sell real estate or other interests in real estate including real estate limited partnership interests, except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities or in master limited partnership interests that are traded on a national securities exchange;

          (d) make loans, except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or purchasing short-term obligations, is not considered to be a loan for purposes of this restriction, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed
     33 1/3% of its total assets;

          (e) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, or sell securities short (except against the box and collateralized by not more than 10% of its net assets);

          (f) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) provided that no borrowing may exceed one-third of the value of its total assets, including the proceeds of such borrowings, and may secure such borrowings by pledging up to one-third of the value of its total assets;

          (g) act as an underwriter of securities of other issuers; or

          (h) issue bonds, debentures, or senior equity securities.

AIM CHARTER FUND

     Charter may not:

          (a) purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuers, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (b) concentrate its investments; that is, invest 25% or more of the value of its assets in any particular industry;

          (c) purchase or sell real estate or other interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities);

          (d) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts, or deal in oil, gas, or other mineral exploration or development programs;

          (e) make loans (except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or entering into a repurchase agreement, is not considered to be a loan for purposes of this restriction), provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets;

          (f) purchase securities on margin or sell short;

          (g) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings;

          (h) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (i) act as an underwriter of securities of other issuers;

          (j) purchase from or sell to any officer, director or employee of the Fund, or its advisors or distributor, or to any of their officers or directors, any securities other than shares of the capital stock of Charter; or

          (k) purchase or retain the securities of any issuer if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

AIM CONSTELLATION FUND

     Constellation may not:

          (a) invest for the purpose of exercising control over or management of any company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (b) engage in the underwriting of securities of other issuers;

          (c) purchase and sell real estate or commodities or commodity contracts;

          (d) make loans, except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets;

          (e) invest in interests in oil, gas or other mineral exploration or development programs; or

          (f) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

     In addition, Constellation may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes or to purchase or carry securities. The Fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by the Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

AIM LARGE CAP GROWTH FUND

     Large Cap Growth may not:

          (a) issue bonds, debentures or senior equity securities;

          (b) concentrate its investments; that is, invest 25% or more of the value of its assets in issuers which conduct their business operations in the same industry;

          (c) invest in real estate, except that this restriction does not preclude investments in real estate investment trusts;

          (d) make loans, except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or purchasing short-term obligations, is not considered to be a loan for purposes of this restriction, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed
     33 1/3% of its total assets;

          (e) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities;

          (f) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings;

          (g) act as an underwriter of securities of other issuers; or

          (h) purchase physical commodities.

AIM WEINGARTEN FUND

     Weingarten may not:

          (a) issue bonds, debentures or senior equity securities;

          (b) underwrite securities of other companies or purchase restricted securities ("letter stock");

          (c) invest in real estate, except that the Fund may purchase securities of real estate investment trusts;

          (d) lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate or governmental obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed
     33 1/3% of its total assets;

          (e) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

          (f) purchase shares in order to control management of a company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (g) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts;

          (h) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry; or

          (i) borrow money or pledge its assets, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings.

                                   APPENDIX J

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

  Introduction

     Each fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

  General Risks of Options, Futures and Currency Strategies

     The use by the funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

     (5) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a fund will use hedging transactions. For example, if a fund determines that the cost of hedging will exceed the potential benefit to the fund, the fund will not enter into such transaction.

  Cover

     Transactions using forward contracts, futures contracts and options (other than options purchased by a fund) expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the fund's obligation will also be treated as illiquid for purposes of determining the fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the funds do not expose the funds to an obligation to another party, but rather provide the funds with a right to exercise, the funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the fund will treat the market value of the option (i.e., the amount at risk to the fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the fund's ability to meet redemption requests or other current obligations.

  Writing Call Options

     Each of the funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

     When writing a call option a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a fund will realize a gain or loss form the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

     Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

  Writing Put Options

     Each of the funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

     A fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

  Purchasing Put Options

     Each of the funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

     A fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

     A fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

  Purchasing Call Options

     Each of the funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

     Call options may be purchased by a fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each of the funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

  Over-The-Counter Options

     Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a fund might be unable to close out an OTC option position at any time prior to its expiration.

     The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Index Options

     Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

  Limitations on Options

     A fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the fund's total assets. A fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the fund's total assets.

 Interest Rate, Currency and Stock Index Futures Contracts

     Each of the funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

     The funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls.

     Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

     A fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures will be purchased to protect the fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures is the amount of funds that must be deposited by a fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," to and from the futures commission merchant through which a fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

     If a fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Options on Futures Contracts

     Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

  Forward Contracts

     A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A fund either may accept or make delivery of the currency at the maturity of the forward contract. A fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     Each of the funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

 Limitations on Use of Futures, Options on Futures and Certain Options on Currencies

     To the extent that a fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the fund's assets at risk to 5%.

                                   APPENDIX K

                         CURRENT INVESTMENT OBJECTIVES

AIM AGGRESSIVE GROWTH FUND

     The fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks of companies whose earnings the fund's portfolio managers expect to grow more than 15% per year.

AIM BLUE CHIP FUND

     The fund's primary investment objective is long-term growth of capital with a secondary objective of current income.

AIM CAPITAL DEVELOPMENT FUND

     The fund's investment objective is long-term growth of capital.

                                   APPENDIX L

                  EXECUTIVE OFFICERS OF AIM EQUITY FUNDS, INC.

     The following table provides information with respect to the executive officers of the company. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                 PRINCIPAL OCCUPATION(S)
WITH THE COMPANY            OFFICER SINCE                DURING PAST 5 YEARS
----------------------      -------------              -----------------------
Charles T. Bauer (81),    May 2, 1992           See director table under Proposal 1
  Chairman
Robert H. Graham (53),    January 1, 1994       See director table under Proposal 1
  President
Gary T. Crum (52),        September 11, 1993    Director and President, A I M Capital
  Senior Vice                                   Management, Inc.; Director and
  President                                     Executive Vice President, A I M
                                                Management Group Inc.; Director and
                                                Senior Vice President, A I M Advisors,
                                                Inc.; and Director, A I M
                                                Distributors, Inc. and AMVESCAP PLC.
Carol F. Relihan (45),    August 4, 1994        Director, Senior Vice President,
  Senior Vice                                   General Counsel and Secretary, A I M
  President Secretary                           Advisors, Inc.; Senior Vice President,
                                                General Counsel and Secretary, A I M
                                                Management Group Inc.; Director, Vice
                                                President and General Counsel, Fund
                                                Management Company; Vice President and
                                                General Counsel, A I M Fund Services,
                                                Inc; and Vice President, A I M Capital
                                                Management, Inc. and A I M
                                                Distributors, Inc.
Melville B. Cox (56),     March 5, 1992         Vice President and Chief Compliance
  Vice President                                Officer, A I M Advisors, Inc., A I M
                                                Capital Management, Inc., A I M
                                                Distributors, Inc., A I M Fund
                                                Services, Inc. and Fund Management
                                                Company

Dana R. Sutton (41),      September 11, 1993    Vice President and Fund Controller,
  Vice President                                A I M Advisors, Inc.; and Assistant
  Treasurer                                     Vice President and Assistant
                                                Treasurer, Fund Management Company.
Edgar M. Larsen (59),     March 12, 1999        Vice President, A I M Capital
  Vice President                                Management, Inc.

                                   APPENDIX M

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the company, the following table sets forth certain information regarding the ownership of the shares of common stock of each of the funds by the directors and executive officers of the company. No information is given as to a fund or a class if a director or officer held no shares of any or all classes of such fund as of February 18, 2000.

                                                                  SHARES OWNED
                                                               BENEFICIALLY AS OF   PERCENT
  NAME OF DIRECTOR/OFFICER             FUND (CLASS)            FEBRUARY 18, 2000    OF CLASS
  ------------------------             ------------            ------------------   --------
Charles T. Bauer.............  AIM Aggressive Growth Fund           8,655.121            *
                               (Class A)
                               AIM Capital Development Fund        19,650.694            *
                               (Class A)
                               AIM Charter Fund (Class A)          46,011.614            *
                               AIM Charter Fund                    18,200.000(1)         *
                               (Institutional Class)
                               AIM Constellation Fund (Class       26,991.384            *
                               A)
                               AIM Mid Cap Growth Fund             43,002.345         1.49%
                               (Class A)
                               AIM Weingarten Fund (Class A)       21,304.807            *
                               AIM Weingarten Fund                 87,263.840(2)(3)   1.95%
                               (Institutional Class)
Bruce L. Crockett............  AIM Aggressive Growth Fund              28.761            *
                               (Class A)
                               AIM Charter Fund (Class A)             105.087            *
                               AIM Constellation Fund (Class           47.474            *
                               A)
                               AIM Weingarten Fund (Class A)           69.916            *
Owen Daly II.................  AIM Aggressive Growth Fund           2,542.279(4)         *
                               (Class A)
                               AIM Capital Development Fund           957.995(4)         *
                               (Class A)
                               AIM Charter Fund (Class A)          29,251.021(4)(5)      *
                               AIM Constellation Fund (Class        7,154.754(4)(5)      *
                               A)
                               AIM Weingarten Fund (Class A)       15,268.437(4)(5)      *
Edward K. Dunn Jr............  AIM Capital Development Fund         6,955.907(5)         *
                               (Class A)
Jack M. Fields...............  AIM Blue Chip Fund (Class A)           617.594(5)         *
                               AIM Charter Fund (Class A)           1,802.779(5)         *
                               AIM Constellation Fund (Class          888.809(5)         *
                               A)
                               AIM Weingarten Fund (Class A)        1,108.390(5)         *
Carl Frischling..............  AIM Aggressive Growth Fund             312.317            *
                               (Class A)
                               AIM Blue Chip Fund (Class A)         7,176.937(5)         *
                               AIM Charter Fund (Class A)          10,667.972(5)         *

                                                                  SHARES OWNED
                                                               BENEFICIALLY AS OF   PERCENT
  NAME OF DIRECTOR/OFFICER             FUND (CLASS)            FEBRUARY 18, 2000    OF CLASS
  ------------------------             ------------            ------------------   --------
                               AIM Constellation Fund (Class        4,479.674(5)         *
                               A)
                               AIM Weingarten Fund (Class A)        5,123.805            *
Robert H. Graham.............  AIM Aggressive Growth Fund           3,530.789            *
                               (Class A)
                               AIM Blue Chip Fund (Class A)         3,436.979            *
                               AIM Capital Development Fund         7,411.067            *
                               (Class A)
                               AIM Charter Fund (Class A)          21,269.021            *
                               AIM Constellation Fund (Class        7,262.669            *
                               A)
                               AIM Weingarten Fund (Class A)       16,578.560            *
                               AIM Weingarten Fund                 64,963.840(3)      1.45%
                               (Institutional Class)
Prema Mathai-Davis...........  AIM Aggressive Growth Fund             220.568(5)         *
                               (Class A)
                               AIM Blue Chip Fund (Class A)           457.152(5)         *
                               AIM Charter Fund (Class A)           1,326.120(5)         *
Lewis F. Pennock.............  AIM Charter Fund (Class A)           1,444.182            *
Louis S. Sklar...............  AIM Aggressive Growth Fund           1,357.562(5)         *
                               (Class A)
                               AIM Charter Fund (Class A)          12,683.554(5)         *
                               AIM Constellation Fund (Class        5,575.010(5)         *
                               A)
                               AIM Weingarten Fund (Class A)        4,894.539(5)         *
All Directors and Executive
  Officers as a Group........  AIM Aggressive Growth Fund          23,373.833            *
                               (Class A)
                               AIM Blue Chip Fund (Class A)        19,878.646            *
                               AIM Capital Development Fund        56,426.255            *
                               (Class A)
                               AIM Charter Fund (Class A)         133,504.782            *
                               AIM Charter Fund                    18,200.000            *
                               (Institutional Class)
                               AIM Constellation Fund (Class       56,070.166            *
                               A)
                               AIM Large Cap Basic Value            1,049.151            *
                               Fund (Class A)
                               AIM Large Cap Growth Fund            2,517.623            *
                               (Class A)
                               AIM Mid Cap Growth Fund             82,760.169         2.88%
                               (Class A)
                               AIM Weingarten Fund (Class A)       79,066.336            *
                               AIM Weingarten Fund                 64,963.840         1.45%
                               (Institutional Class)

*  Less than 1% of the outstanding shares of the class.

(1) Represents shares held in a foundation for which Mr. Bauer has shared voting and investment power.

(2) Represents 22,300.00 shares held in a foundation for which Mr. Bauer has shared voting and investment power.

(3) Represents 64,963.840 shares held in a foundation for which Mr. Bauer and Mr. Graham each have shared voting and investment power. Since these shares are held beneficially by more than one person, the same shares are listed opposite more than one name in the table.

(4) Includes shares held in a UGMA account for which Mr. Daly serves as custodian and for which he has sole voting and investment power.

(5) Certain of these shares may be attributed to shares credited to the applicable director under the director's Deferred Compensation Agreements.

    SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each fund as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Aggressive Growth
 Fund
 Class A................  Merrill Lynch Pierce       7,941,073.040    14.40%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          The Manufacturers Life     3,353,184.254     6.08%             -0-          -0-
                          Insurance Company
                          c/o Manulife Financial
                          USA
                          Attn: Rosie Chuck SRS
                          Acctg
                          250 Bloor St. East
                          7th Floor
                          Toronto, Ontario, Canada
                          M4WIE5
 Class B................  Merrill Lynch Pierce         130,635.910     9.71%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce         109,327.803    28.01%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
AIM Blue Chip Fund
 Class A................  Merrill Lynch Pierce       4,140,842.007     7.99%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
------------------------  ------------------------  --------------   -------   -------------   ----------------
 Class B................  Merrill Lynch Pierce       4,903,622.185    10.91%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       2,030,008.531    21.20%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          Banc One Securities Corp     621,634.742     6.49%             -0-          -0-
                          FBO
                          The One Investment
                          Solution
                          733 Greencrest Drive
                          Westerville, OH 43081-
                          0000
AIM Capital Development
 Fund
 Class A................  Merrill Lynch Pierce       3,829,043.743    10.79%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class B................  Merrill Lynch Pierce       4,287,695.503    14.83%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
------------------------  ------------------------  --------------   -------   -------------   ----------------
 Class C................  Merrill Lynch Pierce         679,371.207    19.53%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          Coastgear & Company          248,828.739     7.15%             -0-          -0-
                          State Street Bank &
                          Trust
                          Attn: Kevin Smith
                          105 Rosemont Avenue
                          Westwood, MA 02090
AIM Charter Fund
 Class A................  Merrill Lynch Pierce      40,927,181.875    13.22%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          Great-West Life and       21,869,993.684     7.07%             -0-          -0-
                          Annuity
                          Insurance Co.
                          401(k) Unit Valuations
                          Attn: Mutual Fund
                          Trading 2T2
                          8515 E. Orchard
                          Englewood, CO 80111
 Class B................  Merrill Lynch Pierce      12,698,022.530     8.58%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       2,369,477.125    19.51%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Institutional Class....  Commonwealth of            4,204,472.000    96.12%             -0-          -0-
                          Massachusetts
                          Deferred Compensation
                          Plan Trust
                          Attn: Mike Hanlon
                          One Ashburton Place
                          Boston, MA 02108

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Constellation Fund
 Class A................  Merrill Lynch Pierce      72,530,227.820    16.46%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class B................  Merrill Lynch Pierce       1,592,840.223     7.38%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       1,492,115.116    23.22%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          Banc One Securities Corp     559,412.467     8.70%             -0-          -0-
                          FBO
                          The One Investment
                          Solution
                          733 Greencrest Drive
                          Westerville, OH 43081-
                          0000
 Institutional Class....  Nationwide Ohio Variable   3,190,097.000    39.21%             -0-          -0-
                          Account
                          P.O. Box 182029
                          c/o Ipo Portfolio
                          Accounting
                          Columbus, OH 43218
                          Commonwealth of            2,872,313.000    35.30%             -0-          -0-
                          Massachusetts
                          Deferred Compensation
                          Plan Trust
                          Attn: Mike Hanlon
                          One Ashburton Place
                          Boston, MA 02108
                          Frontier Trust               542,622.000     6.67%             -0-          -0-
                          FBO NDC's Retirement
                          Plans -- NR
                          Attn: Michael Watkeys
                          P.O. Box 20629
                          Columbus, OH 43220-0629

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Dent Demographic
 Trends Fund
 Class A................  Merrill Lynch Pierce       2,022,772.674     7.77%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class B................  Merrill Lynch Pierce       5,214,057.453    18.52%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       2,227,755.875    22.03%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
AIM Large Cap Basic
 Value Fund
 Class A................  A I M Advisors, Inc.         103,132.667    91.67%             -0-          -0-
                          Attn: David Hessel
                          11 Greenway Plaza
                          Ste. 1919
                          Houston, TX 77046
 Class B................  A I M Advisors, Inc.               1.032      100%             -0-          -0-
                          Attn: David Hessel
                          11 Greenway Plaza
                          Ste. 1919
                          Houston, TX 77046
 Class C................  A I M Advisors, Inc.               1.032      100%             -0-          -0-
                          Attn: David Hessel
                          11 Greenway Plaza
                          Ste. 1919
                          Houston, TX 77046
AIM Large Cap Growth
 Fund
 Class A................  A I M Advisors, Inc.         200,000.000    19.75%             -0-          -0-
                          Attn: David Hessel
                          11 Greenway Plaza
                          Ste. 1919
                          Houston, TX 77046

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
------------------------  ------------------------  --------------   -------   -------------   ----------------
 Class C................  Donaldson Lufkin              76,352.721    22.56%             -0-          -0-
                          Jenrette
                          Securities Corporation
                          Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-
                          9998
AIM Mid Cap Growth Fund
 Class A................  Merrill Lynch Pierce         355,334.499    12.37%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class B................  Merrill Lynch Pierce         750,629.238    38.05%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce         219,104.661    31.69%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
AIM Weingarten Fund
 Class A................  Merrill Lynch Pierce      52,712,886.190    16.75%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          Great-West Life and       17,232,905.819     5.48%             -0-          -0-
                          Annuity Insurance Co.
                          401(k) Unit Valuations
                          Attn: Mutual Fund
                          Trading 2T2
                          8515 E. Orchard
                          Englewood, CO 80111

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
------------------------  ------------------------  --------------   -------   -------------   ----------------
 Class B................  Merrill Lynch Pierce       5,609,726.349     9.80%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       1,208,533.476    19.71%             -0-          -0-
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Institutional Class....  Commonwealth of            3,907,007.000    86.97%             -0-          -0-
                          Massachusetts
                          Deferred Compensation
                          Plan Trust
                          Attn: Mike Hanlon
                          One Ashburton Place
                          Boston, MA 02108
                          Frontier Trust               288,652.000     6.43%             -0-          -0-
                          FBO NDC's Retirement
                          Plans -- NR
                          Attn: Michael Watkeys
                          P.O. Box 20629
                          Columbus, OH 43220-0629

 * The company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.